UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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TECHNICAL COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PROXY STATEMENT
PROPOSAL I. ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION
PROPOSAL II. STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL III. STOCKHOLDER ADVISORY VOTE TO DETERMINE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION
PROPOSAL IV. APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN
PROPOSAL V. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ADDITIONAL INFORMATION
TECHNICAL COMMUNICATIONS CORPORATION
Notice of Annual Meeting of Stockholders
To Be Held February 7, 2011
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “Meeting”) of Technical Communications Corporation, a Massachusetts corporation (the “Company”), will be held at the offices of the Company, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m. (local time) on Monday, February 7, 2011, to:
1.	Elect one Class II Director to serve on the Board of Directors for a term of three years expiring at the 2014 Annual Meeting of Stockholders;
2.	Hold a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Meeting;
3.	Hold a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers;
4.	Approve the Technical Communications Corporation 2010 Equity Incentive Plan, as amended and restated;
5.	Ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 24, 2011; and
6.	Consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof.
The Board of Directors knows of no other matters to be presented at the Meeting. Only stockholders of record of the Company at the close of business on December 17, 2010 are entitled to notice of and to vote at the Meeting or any adjournments thereof.
All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.
A copy of the Company’s Annual Report to Stockholders for the fiscal year ended September 25, 2010, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.
By Order of the Board of Directors,
David A. White, Secretary
Concord, Massachusetts
January 7, 2011
It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please promptly complete, sign, date and mail the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held on February 7, 2011
This Proxy Statement and related materials are available at the Company’s website at www.tccsecure.com/investors.
This Proxy Statement relates to the Company’s 2011 Annual Meeting of Stockholders to be held on February 7, 2011 at 10:00 a.m. (local time) at the Company’s offices located at 100 Domino Drive, Concord, Massachusetts 01742.
The matters to be voted upon at such meeting are:
(1)	the election of one Class II Director to serve on the Board of Directors for a term of three years expiring at the 2014 Annual Meeting of Stockholders,
(2)	a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting;
(3)	a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers;
(4)	the approval of the Technical Communications Corporation 2010 Equity Incentive Plan, as amended and restated; and
(5)	the ratification of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 24, 2011.
Stockholders will also consider and act upon such other business and matters as may properly come before such meeting or any adjournments thereof.
Only stockholders of record at the close of business on December 17, 2010 are entitled to notice of and to vote at the meeting and any adjournments thereof.
Materials that will be available electronically at the website identified above include:
•	The Notice of Annual Meeting of Stockholders;
•	This Proxy Statement;
•	The form of proxy card; and
•	The Company’s Annual Report to Stockholders for the fiscal year ended September 25, 2010.
If you wish to attend the meeting in person and need directions, please contact TCC Investor Relations at (978) 287-5100. Instructions on how to complete, sign, date and return the proxy card are provided thereon, as well as a stockholder’s control/identification number(s).

TECHNICAL COMMUNICATIONS CORPORATION
100 Domino Drive
Concord, MA 01742
PROXY STATEMENT
for the
2011 Annual Meeting of Stockholders
February 7, 2011
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Technical Communications Corporation, a Massachusetts corporation (“TCC” or the “Company”), for use at the Company’s 2011 Annual Meeting of Stockholders and any adjournments thereof (the “Meeting”), to be held at the offices of the Company, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m. (local time) on Monday, February 7, 2011.
It is expected that the Notice of Meeting, this Proxy Statement and the accompanying proxy card, and an Annual Report to Stockholders for the fiscal year ended September 25, 2010 containing financial statements and other information of interest to stockholders will be mailed to stockholders on or about January 7, 2011.
Record Date and Outstanding Shares
Only record holders of shares of the Company’s Common Stock, par value $0.10 per share, as of the close of business on December 17, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting.
As of the Record Date, there were 1,826,087 shares of the Company’s Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.
Proxies
If the enclosed proxy card is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented will be voted in accordance with the instructions marked thereon. SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Thus, proxies not marked to the contrary will be voted:
•	in favor of the nominee for election to the Board,
•	in favor of the compensation of our named executive officers as disclosed in this Proxy Statement,
•	in favor of the 2010 Equity Incentive Plan, as amended and restated, and
•	in favor of ratification of the Company’s independent registered public accounting firm.
With respect to Proposal III, unmarked proxies will be voted in favor of holding a non-binding, advisory stockholder vote on executive compensation every year.

Any stockholder may revoke a proxy at any time prior to its exercise by signing and delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless a stockholder gives affirmative notice at the Meeting that such stockholder intends to revoke the proxy and vote in person.
Quorum and Approval
The presence in person or by proxy of the holders of a majority in interest of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Meeting. The stockholders entitled to vote that are present in person or by proxy at the Meeting may adjourn the Meeting without additional notice unless a new record date is or must be fixed. At any adjourned Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled.
Abstentions and broker non-votes will count is determining whether a quorum is present at the Meeting and any adjourned Meeting. A broker non-vote occurs if the broker or other nominee who holds shares represented by a proxy has not received instructions with respect to a particular proposal and does not have discretionary authority with respect to such proposal. As a result of recent rule changes, brokers no longer have discretionary authority to vote for directors, including in uncontested elections. Moreover, rules recently proposed by the Securities and Exchange Commission in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding “say on pay” and “say when on pay” proposals provide that brokers may not vote uninstructed shares on these matters.
The affirmative vote of a plurality of the votes cast at the Meeting by the shares entitled to vote thereon is required to elect a director. Abstentions, broker non-votes and votes withheld will not be included in the totals for director elections, and will have no effect on the outcome of the vote.
The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter shall be required for the stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Compensation section (including the tables therein) of this Proxy Statement. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
As for the vote on the frequency with which stockholders shall vote on the compensation of our named executive officers, stockholders are given three choices: one year, two years or three years. The option that receives the plurality of the votes cast at the Meeting shall determine the frequency of voting by stockholders on such executive compensation. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve the Technical Communications Corporation 2010 Equity Incentive Plan, as amended and restated. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is be required for the ratification of the selection of the independent registered public accounting firm. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

Other Matters
The Board of Directors knows of no matters to be presented for consideration at the Meeting other than as set forth in this Proxy Statement. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as proxies.
No director, executive officer or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than approval of the Company’s 2010 Equity Incentive Plan, as amended and restated. All officers and directors of the Company are eligible to participate in and receive awards under such plan and specifically: (a) 18,900 of the options granted in fiscal year 2010 to Carl H. Guild, Jr., TCC’s President, Chief Executive Officer and Chairman of the Board, were granted under and subject to stockholder approval of the plan, and (b) 10,501 of the options granted in fiscal year 2010 to Michael P. Malone, TCC’s Chief Financial Officer and Treasurer, were granted under and subject to stockholder approval of the plan.

PROPOSAL I. ELECTION OF DIRECTORS
The business corporation statute of Massachusetts requires, unless a company opts out, that the terms of directors of public companies be staggered by dividing the number of directors into three groups, as nearly equal in number as possible, with the number of directors subject to such requirement being fixed by a vote of the board. The Company’s Board of Directors currently consists of four directors. Pursuant to the statute and the Company’s By-laws, the members of the Company’s Board of Directors are divided into three classes, designated Class I, Class II and Class III, each serving staggered three-year terms. The term of the Class I Director expires at the 2013 Annual Meeting of Stockholders; the term of the Class II Director expires at the Meeting; and the term of the Class III Directors expires at the 2012 Annual Meeting of Stockholders.
Directors elected by the stockholders at an annual meeting to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified. Vacancies on the Board, including a vacancy resulting from an enlargement of the Board of Directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum. Any director so elected holds office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until the director’s successor shall have been elected and qualified.
Nominees for Directors
One director is to be elected at the Meeting to fill the term of the Class II director that expires at the Meeting. The Board of Directors, as recommended by its Compensation, Nominating and Governance Committee, has nominated Robert T. Lessard for election as the Company’s Class II Director. Mr. Lessard is currently and has been a director of the Company since 1997 and has consented to being named in this Proxy Statement and to serve if elected. If elected, the nominee will hold office until the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The Board of Directors knows of no reason why such nominee should be unable or unwilling to serve, but, if such should be the case, proxies may be voted for the election of some other person or persons or for fixing the number of directors at a lesser number.
The affirmative vote of a plurality of the votes cast at the Meeting by the shares entitled to vote thereon is required to elect a director. Thus, abstentions, broker non-votes and votes withheld will not be included in the totals and will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEE.

Members of the Board of Directors, Nominees and Executive Officers
The following table sets forth the name and address of each director, nominee and executive officer of the Company, the year each current director first became a director, and the age and positions currently held by each such individual with the Company. The following table is as of December 17, 2010.

	Year First Became		Positions and Offices
Name and Address(1)	a Director	Age	with the Company

Mitchell B. Briskin	1998	51	Class I Director

Robert T. Lessard	1997	70	Class II Director

Carl H. Guild, Jr.	1997	66	Class III Director, Chairman of the Board, Chief Executive Officer and President

Thomas E. Peoples	1998	62	Class III Director

Non-Director Officers

Michael P. Malone	—	51	Chief Financial Officer, Treasurer and Assistant Secretary

(1)	The address of Messrs. Briskin, Lessard, Guild, Peoples and Malone is c/o Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts 01742.
Directors and Nominees
Mitchell B. Briskin. Mr. Briskin is a Managing Director at Stonebridge Associates, LLC, an investment bank, where he has worked since 1999. Formerly, Mr. Briskin was a Principal at Concord Investment Partners, a private equity investment group, from 1997 to 1999. From 1996 to 1997, Mr. Briskin attended Harvard Business School. From 1990 to 1995, Mr. Briskin was General Manager at General Chemical Corporation; previously, he was a lawyer with Patterson, Belknap, Webb & Tyler LLP in New York, New York.
Mr. Briskin’s qualifications for election to and service on the Board of Directors include his financial expertise and knowledge and his understanding of the Company’s accounting practices and general accounting principles. Mr. Briskin’s investment banking experience and legal education and experience add other valuable perspectives to the Board.
Robert T. Lessard. Mr. Lessard was employed in a variety of management positions from 1966 through 1995 at the U.S. National Security Agency, Department of Defense. During his final two years at the NSA, Mr. Lessard was the Group Chief in the Operations Directorate responsible for communications and cryptographic technology. Since his retirement in 1995, he has represented the Director of the NSA on several special projects.

Mr. Lessard’s qualifications for election to and service on the Board of Directors include his extensive experience in and familiarity with the industry, his relationships with industry and government leaders and his demonstrated achievement in his field.
Carl H. Guild, Jr. Mr. Guild has been President and Chief Executive Officer of the Company since 1998 and Chairman of the Board of Directors since 2001. He was also Vice-Chairman of the Board from 1998 to 2001 and Chairman in 1998, and was an independent consultant to the Company from 1997 to 1998. From 1993 to 1997, he was a Senior Vice President with Raytheon Engineers and Constructors, Inc., a former unit of Raytheon Company, a defense, homeland security and aerospace technology company. Mr. Guild serves as President and Chief Executive Officer of the Company pursuant to an Employment Agreement (as amended) with the Company, which agreement is summarized under “Employment Agreements” in the Compensation section below.
Mr. Guild’s qualifications for election to and service on the Board of Directors include his management and leadership experience and financial acumen, his deep understanding of the Company’s products, business and industry, including its international operations and customers, and his demonstrated commitment to TCC and its stockholders.
Thomas E. Peoples. Mr. Peoples is Vice President and Managing Director of The Spectrum Group, a Washington, DC area-based consulting firm with which he has been affiliated since 2004, and also currently serves as Managing Director of Executive Counselors, LLC, a consulting company he established in Virginia in 2005. Between 2001 and 2004, Mr. Peoples was retired. From 1999 to 2001, Mr. Peoples was the Senior Vice President for International and Washington Operations of Gencorp, Inc., a publicly-held manufacturer of automotive, polymer, aerospace, and defense products. From 1992 to 1999, Mr. Peoples was a Vice President of Aerojet, a privately-held aerospace and defense contractor. Prior to 1992, Mr. Peoples served as Manager of Business Development for Smart Munitions Programs at Raytheon Company. He also served in the U.S. Army between August 1966 and February 1987, retiring from service as a Lieutenant Colonel. He is also a former Board member and Treasurer of the National Guard Youth Foundation and was an appointed member of the U.S. Department of Defense Science Board from 2000 to 2002.
Mr. Peoples’ qualifications for election to and service on the Board of Directors include his management and business experience, his government experience and relationships with government leaders and agencies, his business development skills and engineering expertise, and his in-depth understanding of the Company’s products and their markets.
Officers
Michael P. Malone. Mr. Malone, Chief Financial Officer, Treasurer and Assistant Secretary, joined the Company in 1998 as Director of Finance and Treasurer and became Chief Financial Officer in 2000. From 1997 to 1998, he was the Controller at Vasca, Inc., a privately-held medical device company. Prior to 1997, Mr. Malone was with ZOLL Medical Corporation, a publicly-traded medical device company, for five years as its Controller and Treasurer. Mr. Malone and the Company are parties to an Employment Agreement effective February 12, 2001, which agreement is summarized under “Employment Agreements” in the Compensation section below.

Corporate Governance
Board Composition and Independence; Meetings
The Board of Directors is currently composed of four members, each of whom, with the exception of Mr. Guild, the Board has determined is an “independent” director as that term is defined in the rules and regulations of the Nasdaq Stock Market (“Nasdaq”), including Rule 5605, and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board in determining any director’s or nominee’s independence.
The Board of Directors held four meetings during the fiscal year ended September 25, 2010. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served that were held during fiscal year 2010.
Board Structure; Role in Risk Oversight
The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, with Carl H. Guild, Jr. serving in both capacities since 2001. The Board believes that combining these roles fosters clear accountability, effective decision-making and alignment on corporate strategy. The structure allows one person to speak for and lead the Company and avoids duplication of work and confusion about who is in charge. Given the Company’s historic size and financial results, and the requirement that members of the Board serve staggered terms, the Board has determined that neither dividing these roles nor designating a lead independent director is necessary or would result in significant benefits to the Company. The Board believes that its composition and membership — with 75% of its members considered independent — contribute to, and are currently sufficient for, effective independent oversight and minimize any potential conflicts that may result from the combination of the CEO and Chairman roles.
The Board of Directors oversees the business of the Company, including management performance and risk management, to assure that the long-term interests of TCC’s stockholders are being served. The process to identify, analyze, report and manage risks has been developed informally over time and involves managers reporting to the Chief Executive Officer and Chief Financial Officer, who in turn report to the Board on the significant risks facing the Company. Each risk is discussed and quantified when possible and a plan is developed to address and mitigate identified risks. Each committee of the Board is also responsible for reviewing the risk exposure of the Company related to the committee’s areas of responsibility and providing input to management and the Board on such risks. The Audit Committee is especially critical in this process, and such committee’s responsibilities include reviewing risk management and compliance programs and consulting with management and the Board on risk identification, measurement and mitigation.
Committees
The Board of Directors currently has two committees, the Audit Committee and the Compensation, Nominating and Governance Committee, each as described below.

Audit Committee
The Audit Committee of the Board, which consists of Messrs. Briskin (Chairman), Lessard and Peoples, held four meetings during fiscal year 2010. The Audit Committee’s primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information of the Company, reviewing the Company’s system of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes, serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system, reviewing and appraising the audit efforts of the Company’s independent registered public accounting firm, reviewing, approving and/or ratifying related person transactions, and providing an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.
The Audit Committee acts pursuant to an Audit Committee Charter, a copy of which is posted on the Company’s website at http://www.tccsecure.com/investors. The Audit Committee’s charter requires that the committee review and update the charter periodically as conditions dictate. In July 2010, the Audit Committee’s charter was reviewed and its contents updated; the revised charter can be found on the Company’s website as noted above.
The Board of Directors has determined that Mr. Briskin satisfies the definition of “audit committee financial expert” as promulgated by the Securities and Exchange Commission (the “Commission”) by virtue of his educational and work experience as described above. Mr. Briskin and each of the other members of the Audit Committee are also independent under Nasdaq’s listing standards for directors and Audit Committee members under Rules 5605(b) and (c).
Compensation, Nominating and Governance Committee
The Company’s Compensation, Nominating and Governance Committee (the “Governance Committee”) consists of Messrs. Lessard (Chairman), Briskin and Peoples, and held four meetings during the 2010 fiscal year. As noted above, the Board has determined that each of these individuals satisfies applicable independence requirements for directors as well as members of such committee under Nasdaq Rules 5605(d) and (e).
The primary function of the Governance Committee is to assist the Board of Directors in discharging its responsibilities with respect to the Company’s compensation and benefit programs, the organization and membership of the Board, and corporate governance matters. The Governance Committee’s goal is to assure that the composition, practices and operation of the Board contribute to value creation and effective representation of the Company’s stockholders, and to play a leadership role in shaping the Company’s corporate governance.
The Governance Committee acts pursuant to the Compensation, Nominating and Governance Committee Charter, a copy of which is posted on the Company’s website at http://www.tccsecure.com/investors. The Governance Committee’s charter requires that the committee review and reassess the adequacy of the charter annually and recommend any proposed changes to the Board for approval. In July 2010, the Governance Committee’s charter was reviewed and its contents reaffirmed without change. The Governance Committee must also annually evaluate its own performance.
In August 2004, the Board approved policies and procedures for the Governance Committee with respect to the nomination of candidates to the Board and any committees thereof. These policies and procedures are available on the Company’s website at http://www.tccsecure.com/investors and are summarized below, and have not been materially changed since adoption.

Nomination Policies and Procedures
The Governance Committee will accept for consideration any candidate properly recommended by a stockholder; acceptance of a recommendation for consideration does not imply the committee will nominate or recommend for nomination the proposed candidate.
Stockholders who wish to nominate qualified candidates to serve as directors must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s executive offices as set forth in the Company’s periodic reports as filed with the Commission, of a proposed nominee. Submissions may be by mail, courier or personal delivery. E-mail submissions will not be considered. In order to ensure meaningful consideration of such candidates, notice must be received not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting of stockholders.
The notice must set forth as to each proposed nominee:
•	the nominee’s name, age, business address and, if known, residence address,
•	his or her principal occupation or employment and business experience,
•	the number of shares of stock of the Company, if any, which are beneficially owned by such nominee, and
•
any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to applicable law, including but not limited to any arrangements or agreements regarding the proposed candidate’s nomination, all relationships between the proposed nominee and the recommending stockholder and the Company, and all transactions between such parties.

The notice must also set forth with respect to the stockholder giving the notice the name and address, as they appear on the Company’s books, of such stockholder, the number of shares of the Company that are owned beneficially or of record by such stockholder, and the time period such shares have been held.
Submissions received through this process will be forwarded to the Governance Committee for review. Only those submissions that comply with these procedures and those nominees who satisfy the qualifications determined by the Governance Committee for directors of the Company will be considered.
When considering candidates, the Governance Committee strives to achieve a balance of knowledge, experience and accomplishment such that the Company’s Board reflects a diversity of talent, age, skill, expertise and perspective. While there are no set minimum requirements, a candidate should:
•	be intelligent, thoughtful and analytical,
•	possess superior business-related knowledge, skills and experience,
•	reflect the highest integrity, ethics and character, and value such qualities in others,

•	have excelled in both academic and professional settings,
•	demonstrate achievement in his or her chosen field,
•	be free of actual or potential conflicts of interest,
•	be familiar with regulatory and governance matters,
•	have the ability to devote sufficient time to the business and affairs of the Company, and
•	demonstrate the capacity and desire to represent, fairly and equally, the best interests of the Company’s stockholders as a whole.
In addition to the above criteria (which may be modified from time to time), the Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders, including a candidate’s independence, financial sophistication and special competencies. The Governance Committee does not have a formal policy with regard to the consideration of diversity when identifying and evaluating nominees but diversity may be considered when making nominations, including racial and ethnic diversity, gender, and diversity of personal and professional experiences, backgrounds, skills and qualifications as noted above.
The Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The Governance Committee may retain and compensate third parties, including executive search firms, to identify or evaluate, or assist in identifying or evaluating, potential director nominees.
Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service and familiarity with the Company with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. If any existing members do not want to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. Once a slate is selected, the Governance Committee presents it to the full Board.
The Governance Committee does not currently, and does not intend in the future, to differentiate between or alter the manner in which it evaluates candidates based on the constituency (including stockholders) that proposed the candidate.
For a description of the Governance Committee’s role in evaluating and establishing compensation programs, policies and levels for the Company, see the Compensation Discussion and Analysis and Compensation sections below.
Stockholder Communications and Director Attendance at Annual Stockholder Meetings
The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Technical Communications Corporation, 100 Domino Drive, Concord, MA 01742, Attention: Chief Financial Officer. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly junk mail or a mass mailing, a business solicitation, advertisement or job inquiry, or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings. All members of the Board attended the 2010 Annual Meeting of Stockholders.
TCC’s policies regarding stockholder communications and director attendance (which may be modified from time to time) can be found on the Company’s website at http://www.tccsecure.com/investors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater-than-10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
Based solely on the Company’s review of the copies of such reports and any amendments thereto furnished to the Company during and with respect to the Company’s 2010 fiscal year, or written representations from certain reporting persons that they were not required to file, the Company believes that during fiscal year 2010, its officers, directors, and greater-than-10% stockholders complied with all applicable Section 16(a) filing requirements.
Certain Relationships and Related Person Transactions; Legal Proceedings
David A. White, the Company’s Secretary, is a member of a law firm that provides legal services to the Company. Fees paid to Mr. White’s law firm were approximately $71,000 for fiscal year 2010 and approximately $55,000 for fiscal year 2009. There were no other transactions during fiscal years 2010 or 2009, and there are no currently proposed transactions, to which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest. There are no family relationships among the directors, executive officers or any nominee therefor, and to the Company’s knowledge no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected.
There are no material proceedings to which a director, executive officer or nominee is a party adverse to the Company or its subsidiary or has a material interest adverse to the Company or its subsidiary, nor to the Company’s knowledge are there any proceedings or events material to an evaluation of the ability or integrity of the Company’s directors, nominees or executive officers.
Code of Ethics
The Company has adopted a Code of Business Conduct and Ethics, which applies to all of its employees, officers and directors. A copy of this code can be found on the Company’s website at http://www.tccsecure.com/investors.

REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 25, 2010.
The Audit Committee has reviewed and discussed the 2010 fiscal year audited financial statements with management. The Audit Committee has also discussed with the Company’s independent registered public accounting firm, McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (as amended) as adopted by the Public Company Accounting Oversight Board; received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and discussed with the independent registered public accounting firm its independence and any relationships that may impact its objectivity and independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 25, 2010 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.
Audit Committee
Mitchell B. Briskin (Chair)
Robert T. Lessard
Thomas E. Peoples

COMPENSATION DISCUSSION AND ANALYSIS
As noted above, one role of the Compensation, Nominating and Governance Committee of the Board of Directors, comprised solely of non-employee, “independent” directors, is to assist the Board with discharging its responsibilities relating to the compensation of TCC’s employees, officers and directors, and the development and administration of the Company’s compensation and benefit programs.
The Governance Committee operates under a written charter, which was recently reviewed and reaffirmed by the full Board of Directors, available at http://www.tccsecure.com/investors. As set forth in the charter, the committee’s authority and responsibilities with respect to compensation include:
•
For executives, to assist with the development of an executive compensation program supportive of the achievement of the Company’s strategic goals and objectives, to review and approve the goals and objectives relevant to the compensation of the Chief Executive Officer of the Company, including an annual evaluation of the CEO’s performance and the establishment of the CEO’s compensation and other material terms of employment, and to review and approve senior management team member compensation;

•	For directors, to annually evaluate the appropriate level and form of compensation for members of the Board and its committees, and to recommend changes to the Board when appropriate; and
•	For employees generally, to monitor and review all general compensation strategies and programs, including equity incentives and benefit programs.
The following discussion provides information about the Company’s compensation plans and programs generally, as well as compensation awarded to, earned by or paid to our “named executive officers” pursuant to applicable Commission rules and regulations. For additional information, please see the Compensation section that follows this discussion and analysis.
Compensation Philosophy and Objectives
The philosophy underlying the Company’s compensation plans is to provide compensation that rewards both individual and organizational performance and align such compensation with shareholder interests. The Company aims to make executive compensation sensitive to Company performance, which is defined in terms of revenue growth and profitability. Compensation also must be competitive, thereby enabling the Company to attract, retain and motivate highly-qualified individuals who contribute to the Company’s success, and reflective of the Company’s financial position.
Procedure
Compensation decisions are made annually and are tied to the Company’s fiscal year-end. For each employee, a performance evaluation is conducted by his or her supervisor, the results of which are shared with the employee. The evaluation encompasses a review of the employee’s individual performance over the course of the fiscal year, and includes recognition of the achievement by TCC of its strategic objectives and priorities. Compensation decisions for non-officer employees are made after the results of the performance evaluations have been considered and an informal analysis is completed that considers the goals of market competitiveness and enhancement of shareholder value. No upward adjustment is made to an employee’s compensation if the individual’s performance does not merit, or if the Company’s financial condition and performance do not support, such an adjustment.

The Governance Committee does not make individual compensation decisions for non-officer employees. Rather, our Chief Executive Officer sets compensation levels and presents the aggregate information to the Governance Committee for its information. Bonuses are typically paid in December, and salary increases are effective October 1 and paid retroactively before the end of the calendar year.
Compensation packages for our named executive officers are analyzed and discussed individually by the Governance Committee, and decisions are made once the Governance Committee has obtained all of the information it deems necessary. Information that is considered in making named executive officer compensation decisions includes information provided to the Governance Committee via presentations made to the committee by the named executive officers themselves. Such presentations include highlights of achievements and milestones met by the officers in the fiscal year and the results of each individual’s performance self-evaluation. The Governance Committee also considers the Company’s financial condition and performance.
The accounting and tax treatment of compensation decisions generally have not been material factors in determining the amount and type of compensation given to executive officers, other than to balance the potential cost to the Company with the benefit or value to the executive. The tax and accounting treatment of different compensation arrangements may play a greater role in the decision-making process in the future. The effects on Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) also may be considered.
The Governance Committee has not to date employed any compensation consultants to assist it with compensation decisions, although it is authorized by its charter to do so and reserves the right to engage such consultants when and if deemed necessary or advisable. The Governance Committee also has the authority to form, and delegate any of its responsibilities to, subcommittees as it deems appropriate, although to date it has not done so.
Compensation Components
The components of compensation provided to named executive officers (as well as non-officer employees) typically include base salary, annual discretionary bonuses and equity incentives. In prior years, Company executives were provided only limited or no bonus compensation, annual salary increases and equity grants, in each case due to the Company’s financial performance. Positive business results and prospects in the last few years have, however, enabled the Company to award bonuses to its named executive officers for fiscal years 2010 and 2009, as discussed herein.
The Company also has in place retirement and change of control arrangements with its two named executive officers, who also participate in the group benefits offered to all employees, such as medical and life insurance.

Base Salary
Base salary levels for the Company’s named executive officers are based on an informal review of compensation for competitive positions in the market and reflect job responsibilities and skills, level of experience, individual performance, judgments as to past and future contributions to the Company, and the Company’s compensation budget. Specific weight is not given to any particular factor when establishing base salaries, although most weight is typically given for individual performance. The Company’s practice has been to review base salaries at the fiscal year-end as noted above, although in unusual cases salaries may be reviewed more frequently if circumstances dictate.
Annual Bonuses
Bonuses, when paid, are designed to tie awards to individual performance and motivate and reward employees for their contributions to the Company. A number of factors are considered in determining whether annual bonuses should be paid, most importantly the achievement by the Company of specified financial objectives and the achievement by the employees of individual objectives. Recognition of individual performance and accomplishment is based on a subjective analysis of each individual’s performance; recognition of Company performance is based on an evaluation of specified measures of corporate performance.
The Company has an Executive Bonus Program for the benefit of key management employees, which traditionally has included only TCC’s Chief Executive Officer and Chief Financial Officer, and an informal bonus program for all other employees. For named executive officers, an initial plan is set and approved by the Governance Committee at the beginning of the year and bonus awards are determined out of such plan at year-end based on Company and individual performance. For non-officer employees, the budget is established by management, subject to review by the Governance Committee, at year-end based on the Company’s financial performance during the year, and individual awards are determined through a consultative process involving an employee’s supervisor and our Chief Executive Officer.
Under the Executive Bonus Program for 2010, the percentage of bonus opportunity and performance milestones were as follows for both named executive officers:
•	up to 15% of the bonus opportunity was tied to the identification of potential strategic investment opportunities during the 2010 fiscal year;
•	up to 15% of the bonus opportunity was tied to a backlog milestone, defined as increasing backlog to a value of $6.5 million or greater during the 2010 fiscal year; and
•	up to 40% of the bonus opportunity was tied to a profit (net income) milestone, defined as achieving net income of at least $1.2 million for the 2010 fiscal year.
For Mr. Guild, our Chief Executive Officer, the remaining 30% of his bonus opportunity was tied to the number of customers who entered into purchase contracts with the Company having a specified minimum contract value. For Mr. Malone, our Chief Financial Officer, 30% of his bonus opportunity was based on his achievement of additional responsibilities outlined by Mr. Guild and the Governance Committee.
Equity Incentives
As with base salary and bonus determinations, equity compensation awards are determined on an informal, annual basis. An important objective of this component of compensation is to strengthen the relationship between the long-term value of the Company’s stock price and the potential financial gain for employees, as well as retention of personnel. Historically the Company has awarded stock options to its employees and directors as the equity component of compensation, which provide recipients the opportunity to purchase shares of our Common Stock upon vesting and become valuable only if the trading price of the Common Stock increases. The recipient is therefore motivated to remain with the Company until the options vest and motivated to improve individual performance in support of improved Company performance.

In selecting employees eligible to receive equity compensation grants (whether at the initial hire date or through periodic grants) and determining the size of such grants, a variety of factors are considered, including the job and responsibility level of the employee and past, current and prospective services rendered, or to be rendered, to the Company by the employee. Determination of the employees eligible to receive awards and the size of such awards is based on a subjective analysis by the Governance Committee of each individual’s position within the Company, his or her performance and his or her growth potential and that of the Company.
Equity Plans
The Company currently administers three plans that provide for the grant of equity incentive compensation to officers, directors and employees. The Technical Communications Corporation 2005 Non-Statutory Stock Option Plan, as amended (the “2005 Plan”), was adopted by the Board of Directors in May 2005 and permits the grant of non-statutory stock options to purchase up to 200,000 shares of Common Stock to employees, directors and consultants. The stated purpose of the 2005 Plan is to promote the success and interests of the Company and its stockholders by permitting and encouraging employees, directors and consultants of the Company to obtain a proprietary interest in the Company or its subsidiaries through the grant of non-statutory options to purchase shares of the Company. Determinations as to recipients of awards, option term, vesting period and exercise price are made by the Governance Committee in its discretion. As of December 17, 2010, the Company had issued a total of 158,441 options pursuant to the 2005 Plan and 41,559 shares were still available for awards. If an option expires, terminates or becomes unexercisable for any reason without being exercised in full, the unpurchased shares become available for future grant under the 2005 Plan, as do any shares that are retained or withheld by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such exercise.
Under the Technical Communications Corporation 2001 Stock Option Plan, as amended (the “2001 Plan”), the Company may grant non-qualified and incentive stock options to its employees, officers, directors and consultants to purchase up to 350,000 shares of Common Stock. The stated purpose of the 2001 Plan is to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to recipients, and promote the success of the Company’s business. Under the 2001 Plan, the exercise price of each incentive option must equal or exceed the market price of the Company’s stock on the date of grant, but was permitted to be set at any price for non-qualified options. The maximum term for any option granted under the 2001 Plan is 10 years; vesting periods are at the Board’s discretion and typically range between one and five years. As of December 17, 2010, no shares remained available for awards under the 2001 Plan, although shares may become available for grants as options expire or become unexercisable for any reason without being exercised in full; any such grants must be made prior to August 2, 2011, the tenth anniversary of the adoption of the 2001 Plan.
As of December 17, 2010, no awards are still outstanding under the Technical Communications Corporation 1991 Stock Option Plan, as amended (the “1991 Plan”); the 1991 Plan expired in 2001 and no new awards can be made thereunder. The 1991 Plan provided for the issuance of up to 350,000 shares of Common Stock upon exercise of incentive and non- statutory options granted to employees, consultants and directors of the Company. The stated purpose of the 1991 Plan was the same as stated above for the 2001 Plan. The terms of options granted were set by the Board, up to a maximum of 10 years for incentive stock options. The Board also determined the exercise price of options granted under the 1991 Plan, subject to certain restrictions, including the requirement that incentive stock options be granted at 100% of the fair market value on the date of grant.

As of December 17, 2010, there were an aggregate of 900,000 shares authorized under these plans, of which 113,088 were outstanding and 41,559 were available for grant.
In July 2010, the Board of Directors approved and adopted the Technical Communications Corporation 2010 Equity Incentive Plan, which was amended and restated in December 2010 (as amended and restated, the “2010 Plan”), which plan is subject to shareholder approval at the Meeting. The 2010 Plan provides for the issuance of up to 200,000 shares of Common Stock pursuant to awards of stock options (incentive and non-qualified), stock appreciation rights or “SARs” and restricted stock to employees, directors and consultants to the Company. The stated purpose of the 2010 Plan is to promote the success and interests of the Company and its stockholders by permitting and encouraging participants to obtain a proprietary interest in the Company through the grant of awards that are consistent with the Company’s goals and that link the personal interests of participants to those of the Company’s stockholders. The 2010 Plan is further intended to enable the Company to attract, retain and motivate those whose services are critical to the success of the Company and align the interests of such individuals with those of the Company. Determinations as to award recipients, duration, price, vesting and performance requirements and other material terms are made by the Governance Committee, although there are specific requirements as to the price and term of certain awards depending on the award type and recipient. On July 29, 2010, the Board awarded options to purchase an aggregate 145,814 shares to employees under the 2010 Plan, of which 142,664 remained outstanding at December 17, 2010; all such awards are subject to shareholder approval at the Meeting and will be forfeited if such approval is not obtained. Included in such awards were the award of non-qualified stock options to purchase 18,900 shares granted to Carl Guild, our President and CEO, and the award of incentive stock options to purchase 10,501 shares granted to Michael Malone, our Treasurer and CFO.
Retirement, Severance, Change in Control and Similar Compensation
The Company does not offer or have in place any formal retirement, severance or similar compensation programs other than its 401(k) plan. Rather, the Company individually negotiates with those employees for whom retirement, severance or similar compensation is deemed necessary. A description of the severance arrangements with the Company’s named executive officers follows.
Carl H. Guild, Jr., President and Chief Executive Officer
Pursuant to his employment agreement, upon termination of his employment without “cause” by the Company or upon his death or disability, Mr. Guild is entitled to receive severance pay in an amount equal to the greater of six months’ base salary at the then-current level or the balance of the term of the agreement, less applicable taxes and other required withholdings and amounts owed to the Company, and including all health and other benefits to which he had been entitled while employed by the Company at the Company’s expense for at least six months. If the Company determines not to renew Mr. Guild’s employment agreement, he is entitled to an amount equal to six months’ base salary at the then-current level, less applicable taxes and other required withholdings and amounts owed to the Company, and the continuation of all health and other benefits to which he had been entitled while employed by the Company at the Company’s expense for at least six months.

“Cause” is defined as Mr. Guild’s failure or refusal to perform the services specified in his employment agreement or to carry out any lawful directions of the Board; conviction of a felony; fraud or embezzlement involving the assets of the Company, its customers, suppliers or affiliates; gross negligence or willful misconduct; or breach of any term of his employment agreement.
Mr. Guild may terminate his employment agreement upon prior written notice to the Company. Upon his voluntary termination, he is entitled to severance pay — defined as his base salary at the then-current level, less applicable taxes and other required withholdings and amounts owed to the Company — equal to six months if the termination date is on the renewal date of the agreement or the lesser of six months or the balance of the term of the agreement if the termination date is before such renewal date.
In the event of a change in control of the Company where Mr. Guild resigns or is terminated without cause by the Company within 24 months after such an event, any unvested options held shall automatically vest and become immediately exercisable. In addition, Mr. Guild would be entitled to receive severance pay in an amount equal to 24 months’ base salary at the then-current level, less applicable taxes and other withholdings and amounts due and plus all accrued and unpaid expenses and vacation time. In the event that any payment to be received pursuant to such change in control or the value of any acceleration right in any Company stock options held in connection with the change in control of the Company would be subject to an excise tax pursuant to Section 4999 of the Code, whether in whole or in part as a result of being an “excess parachute payment” within the meaning of such terms in Section 280G(b) of the Code, the amount payable will be increased (grossed up) to cover the excise tax liability due under Section 4999 of the Code, if otherwise permitted under the Code.
“Change in control” is defined as the occurrence of any one of the following: (a) any person or entity, including a “group” as defined in Section 13(d) of the Exchange Act (other than the Company, a wholly-owned subsidiary of the Company, or any employee benefit plan of the Company or its subsidiaries), becoming the beneficial owner of the Company’s securities having 51% or more of the combined voting power of the then-outstanding securities of the Company that may be cast for the election of directors of the Company; or (b) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions, less than a majority of the combined voting power of the then-outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of directors of the Company or such other corporation or entity after such transaction, are held in the aggregate by holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or (c) the approval of the stockholders of the Company of a plan of liquidation.
Michael P. Malone, Treasurer and Chief Financial Officer
Under Mr. Malone’s employment agreement, the Company has the right, upon written notice, to terminate his employment (a) immediately at any time for “cause” or (b) at any time without “cause”. Cause is defined as his failure or refusal to perform the services specified in his employment agreement or to carry out any lawful directions of the Board; conviction of a felony; fraud or embezzlement involving the assets of the Company, its customers, suppliers or affiliates; gross negligence or willful misconduct; inability for a continuous period of at least 180 days in the aggregate during any 360-day period to perform his duties due to a physical or mental disability incapable of reasonable accommodation under applicable law; or breach of any term of his employment agreement.

Upon termination of employment without cause by the Company, Mr. Malone is entitled to receive severance pay in an amount equal to the greater of six months’ base salary at the then-current level or his base salary for the balance of the term of the agreement. If the Company determines not to renew Mr. Malone’s employment agreement, he is guaranteed, at the Company’s option, at will employment for six months or severance pay in an amount equal to six months’ base salary at the then-current level. In either case, such amounts shall be less applicable taxes and other required withholdings and amounts owed to the Company, plus all accrued but unpaid expenses and vacation time.
In the event of a change in control of the Company where Mr. Malone resigns or is terminated without cause by the Company within six months after such an event, any unvested options held shall automatically vest and become immediately exercisable. In addition, Mr. Malone would be entitled to receive severance pay in an amount equal to six months’ base salary at the then-current level, less applicable taxes and other withholdings and amounts due and plus all accrued and unpaid expenses and vacation time. In the event that any payment to be received pursuant to such change in control or the value of any acceleration right in any Company stock options held in connection with the change in control of the Company would be subject to an excise tax pursuant to Section 4999 of the Code, whether in whole or in part as a result of being an “excess parachute payment” within the meaning of such terms in Section 280G(b) of the Code, the amount payable to Mr. Malone will be increased (grossed up) to cover the excise tax liability due under Section 4999 of the Code, if otherwise permitted under the Code. “Change in control” in Mr. Malone’s employment agreement has the same definition as that found in Mr. Guild’s agreement, provided above.
No other employees receive or are entitled to receive any retirement, severance or similar compensation.
Perquisites and Other Benefits
The Company generally does not provide its officers with “perks” or similar types of benefits. Messrs. Guild and Malone have life insurance policies for which the Company pays the premium, and the Company also typically matches up to a certain percentage of their contributions to the Company’s 401(k) plan. Both of these benefits are generally available to all Company employees, subject to certain limitations and restrictions. Messrs. Guild and Malone, like other employees, also are entitled to participate in TCC’s employee benefit plans offering group disability insurance, group medical and hospitalization plans, and retirement and profit-sharing plans.
Chief Executive Officer Compensation
Mr. Guild has been President and Chief Executive Officer of the Company since 1998 and Chairman of the Board of Directors since 2001. His base salary for fiscal years 2010 and 2009 was set at $270,000, effective November 6, 2008.
Mr. Guild received a $135,000 annual performance bonus for fiscal year 2010. This bonus was fully accrued but unpaid as of the Company’s 2010 fiscal year-end, September 25, 2010, but was paid to Mr. Guild as of December 31, 2010. Mr. Guild received a $33,750 annual performance bonus for fiscal year 2009. This bonus was fully accrued but unpaid as of the Company’s 2009 fiscal year-end, September 26, 2009, but was paid to Mr. Guild as of December 31, 2009.

Mr. Guild’s annual performance bonus for fiscal 2010 was a result of the Company’s strong financial performance during and at year-end. The increase in his 2010 bonus mirrored the Company’s substantial increase in revenue — from $7.75 million in fiscal 2009 to $21.55 million in fiscal 2010 — and increase in net income — from $943,000 in fiscal 2009 to $7.9 for fiscal 2010. Mr. Guild also contributed to the addition and diversification of the Company’s client base and identification of strategic investment opportunities.
In fiscal 2010, the Board awarded Mr. Guild an option to purchase 3,500 shares of Common Stock for his service as a director. These non-qualified options were granted on February 8, 2010 under the 2005 Plan at an exercise price of $7.02 per share with a term of 10 years, and vested immediately. Mr. Guild also was granted options to purchase 3,500 shares in fiscal years 2009 and 2008 for his service as a director. See “Director Compensation” in the Compensation section below for more information regarding these option grants.
See “Retirement, Severance, Change in Control and Similar Compensation” above for a discussion of the severance payments payable to Mr. Guild under the terms of his employment agreement (as amended).
Chief Financial Officer Compensation
Mr. Malone has been Chief Financial Officer of the Company since 2000 and Treasurer since 1998. His base salary for fiscal years 2010 and 2009 was set at $150,000, effective May 5, 2008.
Mr. Malone received a $45,000 annual performance bonus for fiscal year 2010. This bonus was fully accrued but unpaid as of the Company’s 2010 fiscal year-end, September 25, 2010, but was paid to Mr. Malone as of December 31, 2010. Mr. Malone received a $15,750 annual performance bonus for fiscal year 2009. This bonus was fully accrued but unpaid as of the Company’s 2009 fiscal year-end, September 26, 2009, but was paid to Mr. Malone as of December 31, 2009.
Mr. Malone’s annual performance bonus for fiscal 2010, much like that of Mr. Guild, was a reflection of the Company’s strong financial performance over the course of the year. Mr. Malone benefitted from the Company’s increased sales and profit, which were in part due to his strong individual performance.
See “Retirement, Severance, Change in Control and Similar Compensation” above for a discussion of the severance payments payable to Mr. Malone under the terms of his employment agreement.

Tax Considerations
Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to certain employees, generally the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In fiscal 2010, no compensation paid by the Company was nondeductible as a result of the $1,000,000 limitation. Furthermore, the Board of Directors believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1,000,000 threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Board has not formulated a policy to address non-qualifying compensation.
Say on Pay Proposals and Votes
As discussed under Proposal II below, stockholders will have the opportunity to cast their vote on the compensation of TCC’s named executive officers as described in this Proxy Statement beginning at the Meeting. This “say on pay” proposal is the first of its kind at TCC, and the Company has not had to consider the results of previous say on pay votes when crafting its compensation practices and policies or determining specific compensation levels. The advisory vote will not be binding on the Governance Committee or the Board of Directors. However, the Governance Committee and the Board will review the voting results and any concerns raised by stockholders will be considered when determining future compensation arrangements and making decisions about future compensation programs and practices. The Board and Governance Committee also may consult directly with stockholders to better understand any issues and concerns.

COMPENSATION
Named Executive Officers
The following tables set forth all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer and Chief Financial Officer of the Company, who were the only “named executive officers” of the Company during its 2010 fiscal year, for all services rendered by such officers to the Company and its subsidiaries in all capacities for the periods presented.
Summary Compensation Table

							All
Name and					Option		Other
Principal Position	Year	Salary	Bonus		Awards		Compensation		Total
		($)	($)		($)		($)		($)

Carl H. Guild, Jr.	2010	$270,005	$135,000	(1)	$15,649	(2)(3)	$3,942	(4)	$424,596
President, Chief Executive Officer and Chairman	2009	$268,377	$33,750	(1)	$11,068	(5)	$4,271	(4)	$317,466

Michael P. Malone	2010	$150,010	$45,000	(6)	—	(7)	$3,278	(8)	$198,288
Chief Financial Officer, Treasurer and Asst. Secretary	2009	$150,010	$15,750	(6)	—		$3,456	(8)	$169,216

(1)
The bonus amount of $135,000 for fiscal 2010 was accrued but unpaid at September 25, 2010, and paid as of December 31, 2010. The bonus amount of $33,750 for fiscal 2009 was accrued but unpaid at September 26, 2009, and paid as of December 31, 2009.

(2)
Amount represents the award on February 8, 2010 of a non-qualified option to purchase 3,500 shares of Common Stock at $7.02 per share, which vested in full on that date and has a 10 year term. Such award was made to Mr. Guild for his service as a director of the Company. The dollar amount presented represents the aggregate fair value of the award on the date of grant. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2010: dividend yield of zero, expected volatility of 77%, risk-free interest rate of 2.44%, and expected life of five years.

(3)
Amount shown does not include an award on July 29, 2010 of a non-qualified option to purchase 18,900 shares of Common Stock at $11.51 per share, which vests as to 20% of the shares on each of the first five anniversaries of the date of grant and has a 10 year term. Such options were granted under the 2010 Plan, which is subject to stockholder approval at the Meeting, and which options will be forfeited in the event approval is not obtained.

(4)
Includes the Company’s 25% match on the first 6% of Mr. Guild’s fiscal year 401(k) contribution. Also includes life insurance premiums paid by the Company of $792 and $558 for each of fiscal years 2010 and 2009, respectively.

(5)
Amount represents the award on February 9, 2009 of a non-qualified option to purchase 3,500 shares of Common Stock at $4.90 per share, which vested in full on that date and has a 10 year term. Such award was made to Mr. Guild for his service as a director of the Company. The dollar amount presented represents the aggregate fair value of the award on the date of grant. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2009: dividend yield of zero, expected volatility of 80%, risk-free interest rate of 1.79%, and expected life of five years.

(6)
The bonus amount of $45,000 for fiscal 2010 was accrued but unpaid at September 25, 2010, and paid as of December 31, 2010. The bonus amount of $15,750 for fiscal 2009 was accrued but unpaid at September 26, 2009, and paid as of December 31, 2009.

(7)
Does not include an award on July 29, 2010 of a non-qualified option to purchase 10,501 shares of Common Stock at $11.51 per share, which vests as to 20% of the shares on each of the first five anniversaries of the date of grant and has a 10 year term. Such options were granted under the 2010 Plan, which is subject to stockholder approval at the Meeting, and which options will be forfeited in the event approval is not obtained.

(8)
Includes the Company’s 25% match on the first 6% of Mr. Malone’s fiscal year 401(k) contribution. Also includes life insurance premiums paid by the Company of $792 and $756 for each of fiscal years 2010 and 2009, respectively.

For further information on equity incentive awards granted to our named executive officers, including grants subject to stockholder approval, see the disclosure below. For more information on compensation generally and information on severance and change of control rights, see the Compensation Discussion and Analysis section above.
Employment Agreements
Carl H. Guild, Jr.
The Company entered into an employment agreement with Carl H. Guild, Jr., its President and Chief Executive Officer, effective as of November 19, 1998 and amended November 8, 2001. The original term of the agreement expired September 30, 2000; the agreement renews automatically thereafter for successive periods of one year unless earlier terminated or not renewed. Mr. Guild’s agreement contains provisions specifying his annual compensation, subject to an annual merit review by the Board of Directors. The agreement also provides for performance awards to be paid at the discretion of the Company’s Board of Directors, based on an assessment of exceptional performance. Mr. Guild’s base salary was increased to $270,000 in November 2008 from $246,000 and he received performance awards in the amount of $135,000 for fiscal 2010 and $33,750 for fiscal 2009.

For a more in-depth discussion of Mr. Guild’s bonus for fiscal year 2010 and his right to severance and change in control payments, see the Compensation Discussion and Analysis section above. For information on stock options granted to Mr. Guild, see “Outstanding Equity Awards at Fiscal Year-End” below.
Michael P. Malone
The Company entered into an employment agreement with Michael P. Malone, its Chief Financial Officer, effective as of February 12, 2001. The original term of the agreement was 12 months, and the agreement renews automatically for successive periods of one year unless earlier terminated or not renewed. Mr. Malone’s agreement contains provisions specifying his annual base salary, subject to an annual merit review by the Board of Directors. The agreement also provides for performance awards to be paid at the discretion of the Company’s Board of Directors, based on an exceptional performance assessment. Mr. Malone’s base salary was $150,000 for fiscal years 2010 and 2009 and he received performance awards in the amount of $45,000 for fiscal 2010 and $15,750 for fiscal 2009.
For a more in-depth discussion of Mr. Malone’s bonus for fiscal year 2010 and his right to severance and change in control payments, see the Compensation Discussion and Analysis section above. For information on stock options granted to Mr. Malone, see “Outstanding Equity Awards at Fiscal Year-End” below.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information regarding unexercised options, unvested stock awards, and equity incentive plan awards for our named executive officers outstanding as of the end of the Company’s 2010 fiscal year, which date was September 25, 2010.

Option Awards
Equity
Incentive Plan
Awards:
Number of
	Number of		Number of	Securities
	Securities		Securities	Underlying
	Underlying		Underlying	Unexercised	Option	Option
	Unexercised		Unexercised	Unearned	Exercise	Expiration
Name	Options		Options	Options	Price	Date
	(#) Exercisable		(#) Unexercisable	(#)	($)

Carl H. Guild, Jr.	3,500	(1)(2)	—	—	7.02	02/08/20

Michael P. Malone	10,000	(3)(4)	—	—	3.00	11/10/15

(1)	Grant on February 8, 2010 under the 2005 Plan; options have 10 year term and were fully vested as of February 8, 2010.

(2)
Amount shown does not include an award on July 29, 2010 of a non-qualified option to purchase 18,900 shares of Common Stock at $11.51 per share, which vests as to 20% of the shares on each of the first five anniversaries of the date of grant and has a 10 year term. Such options were granted under the 2010 Plan, which is subject to stockholder approval at the Meeting, and which options will be forfeited in the event approval is not obtained.

(3)	Grant on November 10, 2005 under the 2005 Plan; options have 10 year term and were fully vested as of November 10, 2008.

(4)
Amount shown does not include an award on July 29, 2010 of a non-qualified option to purchase 10,501 shares of Common Stock at $11.51 per share, which vests as to 20% of the shares on each of the first five anniversaries of the date of grant and has a 10 year term. Such options were granted under the 2010 Plan, which is subject to stockholder approval at the Meeting, and which options will be forfeited in the event approval is not obtained.

Equity Incentive Plans
The Company currently administers three plans that provide for the grant of equity incentive compensation to officers, directors and employees: the Technical Communications Corporation 2005 Non-Statutory Stock Option Plan, 2001 Stock Option Plan and 1991 Stock Option Plan. At December 17, 2010, there were an aggregate of 900,000 shares authorized under these plans, of which 113,088 were outstanding and 41,559 were available for future grant. Generally, these plans provide for the grant of equity awards to employees, officers, directors and consultants of the Company, in each case in amounts, at prices and subject to such restrictions and limitations as determined by the Board of Directors or a committee thereof. For more information about each plan, see “Equity Incentives” in the Compensation Discussion and Analysis section above. The goal of the Company’s equity incentive awards is to promote the success and interests of the Company and its stockholders by permitting and encouraging recipients to obtain a proprietary interest in the Company or its subsidiaries through the grant and exercise of such awards, and motivating such recipients to remain with the Company and work towards its success.
As noted above and discussed in greater detail under Proposal IV below, in July 2010 the Board adopted the 2010 Plan, which plan is subject to stockholder approval at the Meeting. The 2010 Plan provides for the issuance of awards with respect to 200,000 shares of Common Stock; the Board has approved options to purchase an aggregate 145,814 shares under the 2010 Plan, of which options to purchase 142,664 shares remained outstanding at December 17, 2010. All of the options granted under the 2010 Plan will be forfeited in the event that the plan is not approved by stockholders.
Grants in Fiscal 2010
On February 8, 2010, the Board of Directors granted to each of the members of the Company’s Board of Directors options under the 2005 Plan to purchase 3,500 shares of Common Stock, for an aggregate 14,000 shares. These non-qualified stock options, which are exercisable at $7.02 per share, vested immediately and have a term of 10 years. Such grants were the only grants of stock options made to officers and directors of the Company during the 2010 fiscal year other than the grants on July 29, 2010 to Mr. Guild of a non-qualified stock option to purchase 18,900 shares of Common Stock and to Mr. Malone of an incentive stock option to purchase 10,501 shares of Common Stock, both of which such grants were made under the 2010 Plan and are subject to stockholder approval of such plan.
Retirement, Severance and Similar Compensation
No retirement, severance or similar compensation was paid to any employee during the 2010 fiscal year. For a description of the amounts that may be payable to our named executive officers upon their resignation, retirement, termination or a change in control, please see “Retirement, Severance, Change in Control and Similar Compensation” above in the Compensation Discussion and Analysis section. The Company also provides to all employees a 401(k) tax qualified plan.

Compensation of Directors
The following table sets forth all compensation of the Company’s directors for the fiscal year ended September 25, 2010. Mr. Guild, our President, CEO and Chairman of the Board of Directors, did not receive any compensation for his services as a director during the 2010 fiscal year other than the option grant discussed above.

	Fees Earned or				All Other
Name	Paid in Cash		Option Awards		Compensation	Total
	($)		($)		($)	($)

Mitchell B. Briskin	$20,600	(1)	$15,649	(2)(3)	—	$37,249

Robert T. Lessard	$15,000	(1)	$15,649	(2)(3)	—	$30,649

Thomas E. Peoples	$15,000	(1)	$15,649	(2)(3)	—	$30,649

(1)
Includes quarterly stipend and fees paid for Board of Directors and committee meetings attended during the fiscal year. For Mr. Briskin, also includes quarterly stipend received for serving as Chairman of the Audit Committee.

(2)
Amount represents the award on February 8, 2010 of a non-qualified option to purchase 3,500 shares of Common Stock at $7.02 per share, which vested immediately and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2010: dividend yield of zero, expected volatility of 77%, risk-free interest rate of 2.44%, and expected life of five years.

(3)
Messrs. Peoples and Lessard each had 15,500 options outstanding at the 2010 fiscal year-end, all of which were fully vested and exercisable. Mr. Briskin had 10,500 options outstanding at the 2010 fiscal year-end, all of which were fully vested and exercisable.

Effective October 1, 2007 through the first quarter of fiscal 2010, Board members were entitled to receive a quarterly stipend of $1,000 and a Board meeting fee of $1,500 per meeting attended; such fees were increased in February 2010 to $1,500 per quarter and $2,500 per meeting attended (whether in person or via telephone conference, so long as the duration of the meeting exceeds 30 minutes). Members of the Audit Committee are paid $1,000 for each Audit Committee meeting that is not held in connection with a regularly scheduled Board meeting, and the Audit Committee Chairman receives a quarterly stipend of $400 in addition to the stipend he receives as a director of the Company. Members of the Governance Committee receive $500 for each meeting that is held other than in connection with a regularly scheduled meeting of the Board of Directors.
Commencing in 2008, in connection with each annual meeting of stockholders, directors are granted options to purchase 3,500 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the date of such meeting. Stock options granted to directors are considered non-qualified and vest immediately. Each grant expires 10 years after the date of grant, except that if a director ceases to be a director, the option terminates at the earlier of 10 years from the date of grant or three years from the last day as a director.
TCC reimburses members of the Board of Directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The Company believes that members of the Board of Directors received compensation commensurate with their responsibilities to the Company and appropriate for a company of TCC’s size and revenues.

PROPOSAL II. STOCKHOLDER ADVISORY VOTE
ON EXECUTIVE COMPENSATION
As a result of the passage in July 2010 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”), stockholders have the opportunity to cast a non-binding, advisory vote on the compensation of executives as described in a company’s proxy statement, otherwise known as “say on pay” proposals. The legislation makes clear that these votes do not overrule a Board’s compensation decisions, impose additional fiduciary duties on the Board or limit shareholders’ ability to make other compensation-related proposals.
The Company’s guiding compensation philosophy, as discussed above in Compensation Discussion and Analysis, is to provide compensation that rewards individual and organizational performance and align such compensation with the interests of long-term shareholders. The Company aims to make executive compensation sensitive to Company performance, which is defined in terms of revenue growth and profitability. Compensation also must be competitive, thereby enabling the Company to attract, retain and motivate highly-qualified individuals who contribute to the Company’s success.
We believe that the Company’s executive compensation programs have been effective at providing appropriate incentives for the achievement of targeted results, aligning pay and performance, creating an ownership culture in which award recipients think and act like stockholders, and in enabling TCC to attract and retain some of the most talented executives in the communications security device and system industry.
Fiscal 2010 was a very strong year for TCC. The Company continued to produce positive financial results with significant improvement in revenues and maintenance of strong profitability. The Company secured significant sales in several product areas and continued to expand its technology base through its development of new derivative products to meet specific customer applications. Revenues in fiscal 2010 were $21.55 million, a 178% increase over fiscal 2009 revenues of $7.75 million, and TCC produced a profit of $7,769,000, or $4.62 per share, for the period. These results are largely due to continuing strong sales of encryption products for foreign military networks and radio applications.
Compensation actions taken with respect to fiscal 2010 for TCC’s named executive officers reflected the Company’s strong results by featuring strong performance-based awards for our named executive officers and employees. Stockholders are encouraged to read the Compensation Discussion and Analysis and Compensation sections of this Proxy Statement for a more detailed discussion of how the Company’s compensation programs reflect our overarching compensation philosophy and core principles and how such philosophy and principles were implemented when making compensation decisions for 2010.
Our Board values constructive dialogue on compensation and other governance topics, and recognizes the interest that investors have in executive compensation. In response to the passage of the Reform Act and in recognition of growing support for advisory votes on compensation, stockholders now have the opportunity to vote on an advisory resolution concerning the compensation of our executives beginning at the Meeting.

Accordingly, stockholders are being asked to vote on the following resolution:
RESOLVED, that the stockholders of Technical Communications Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Compensation section (including the tables therein) of this Proxy Statement.
Stockholders will have the opportunity to vote for or against such resolution, or abstain from voting. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter shall be required to approve the stockholder advisory vote on executive compensation as disclosed in this Proxy Statement. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
The advisory vote will not be binding on the Governance Committee or the Board of Directors. However, the Governance Committee and the Board will review the voting results and any concerns raised by stockholders will be considered when determining future compensation arrangements and making decisions about future compensation programs and practices. The Board and Governance Committee also may consult directly with stockholders to better understand any issues and concerns.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.

PROPOSAL III. STOCKHOLDER ADVISORY VOTE TO DETERMINE
FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION
The Reform Act also enables our stockholders to vote, on a non-binding, advisory basis, on the frequency of the Company’s say on pay proposals. These proposals, often referred to as “say when on pay”, permit stockholders to select whether say on pay advisory votes occur every year, every two years or every three years. Shareholders also must be given the opportunity, at least once every six years, to have a separate vote to re-determine the frequency of the say on pay vote.
TCC’s Board of Directors and the Governance Committee have considered carefully the advantages and disadvantages of each frequency option, and have determined to recommend to stockholders that they vote for an annual vote on executive compensation. The Board believes that having an annual vote will make compensation more responsive to and reflective of stockholders’ interests and concerns and decrease the chance that poor compensation decisions in one year will have a continuing, long-term effect.
Stockholders will have the opportunity to vote for one of three options with respect to this say when on pay proposal: one year, two years or three years. The option that receives the plurality of the votes cast at the Meeting shall determine the frequency of voting by stockholders on the compensation of our named executive officers. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
The advisory vote will not be binding on the Governance Committee or the Board of Directors. However, the Governance Committee and the Board will review the voting results when determining the frequency with which stockholders will vote on executive compensation.
To be clear, stockholders are choosing the frequency with which stockholders will cast their non-binding, advisory votes on the Company’s executive compensation. The choices provided to stockholders are one year, two years and three years. Stockholders are voting on the actual frequency of the vote, not voting to approve or disapprove the Board of Directors’ recommendation as discussed above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
ONE YEAR FOR THE FREQUENCY OF THE SAY ON PAY VOTE.

PROPOSAL IV. APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN
On July 29, 2010, the Board of Directors approved the Technical Communications Corporation 2010 Equity Incentive Plan, which was amended and restated in December 2010 (as amended and restated, the “2010 Plan”). The 2010 Plan provides for the issuance of up to 200,000 shares of Common Stock to employees, directors and consultants to the Company pursuant to the award of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock.
Set forth below is a summary of certain provisions of the 2010 Plan and a general description of the U.S. Federal income tax treatment applicable to the receipt of awards under the 2010 Plan. The text of the 2010 Plan, as amended, is set forth in Appendix I to this Proxy Statement. The following is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the 2010 Plan. This summary is subject to and qualified in its entirety by reference to the Appendix.
General
Purpose. The stated purpose of the 2010 Plan is to promote the success and interests of the Company and its stockholders by permitting and encouraging recipients to obtain a proprietary interest in the Company and its subsidiaries through the grant of awards that are consistent with the Company’s goals and that link the personal interests of recipients to those of the Company’s stockholders. The 2010 Plan is further intended to enable the Company to attract, retain and motivate individuals whose services are critical to the success of the Company and align the interests of such individuals with those of the Company.
Plan Duration. The 2010 Plan commenced on July 29, 2010 and, assuming receipt of stockholder approval, awards may be granted under the plan up to July 29, 2020. Following the 10 year anniversary of the adoption of the 2010 Plan, no new awards may be made, although the 2010 Plan will remain in effect until all shares subject to awards outstanding as of July 29, 2020 have been purchased or acquired.
Administration. The 2010 Plan may be administered by the Compensation, Nominating and Governance Committee of the Board (or any successor thereto) consisting of not less than two members who meet the “non-employee director” requirements of Rule 16b-3 promulgated under the Exchange Act and the “outside director” requirements of Code Section 162(m), by any other committee appointed by the Board, provided the members of such committee meet such requirements, or by the full Board (as applicable, the “Committee”). Currently, the Governance Committee administers the 2010 Plan and, subject to the terms of such plan, has the authority to determine the individuals to whom, and the time or times at which, awards are made, the type and size of each award, the fair market value of the Common Stock and, subject to the plan, the exercise price per share, as well as the other terms and conditions of each award (which need not be identical across recipients). The Committee also has the power to construe and interpret the 2010 Plan, establish, amend and waive rules and regulations relating to the plan, and amend or modify the terms and conditions of any outstanding award, including acceleration of vesting and extension of exercise terms, all in accordance with the provisions of the 2010 Plan. All decisions, determinations and interpretations made by the Committee are final and binding.

Subject Shares. As noted above, the maximum number of shares that may be issued pursuant to awards granted under the 2010 Plan is 200,000 shares; shares issued under the plan shall be authorized but unissued shares of Common Stock. If any award is canceled, terminates, expires or lapses for any reason without having been exercised in full, any shares subject to such award that remain unpurchased will be available for future grant. In addition, any shares retained by the Company upon exercise of an award in order to satisfy the exercise price of such award, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available. At the same time, shares issued under the 2010 Plan and later repurchased by the Company are not available for future grant or sale.
Eligible Participants. Subject to certain limitations, awards under the 2010 Plan may be granted to any employee, non-employee director, or consultant of the Company and its parents and subsidiaries. Only employees of the Company and its parents and subsidiaries may be granted incentive stock options (“ISOs”) under the 2010 Plan. As of December 17, 2010, the Company had 32 full-time employees, two of whom are also officers and/or directors. As of December 17, 2010, there were three members of the Board of Directors who were not employees of the Company. The grant of an award in one year or at any particular time shall not require the grant of an award in any other year or at any other time.
Plan Amendments; Award Amendments. The Board may, upon recommendation of the Committee, at any time and from time to time, alter, amend, suspend or terminate the 2010 Plan in whole or in part, subject to applicable stockholder approval requirements. The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, rules, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the plan or awards meeting the requirements of Code Section 162(m).
Notwithstanding any other provision of the 2010 Plan to the contrary, no termination, amendment or modification of the plan shall adversely affect or impair in any material way any award previously granted under the plan without the written consent of the recipient (although the plan may be amended in a manner that does not affect awards granted prior to the date of amendment or termination if such amendment is necessary to retain the benefits of Rule 16b-3 or Section 162(m) of the Code or to otherwise comply with applicable law, or such amendment does not adversely affect the rights of the recipient).
Options
In General. Options may be granted at any time as determined by the Committee. The date of grant of an option shall be, for all purposes, the date on which the Board makes the determination to grant such option. Notice of the Board’s decision must be given to the recipient within a reasonable time after the date of grant. Each grant is evidenced by an option agreement, which agreement must specify whether the option is an ISO or a non-qualified stock option (“NQSO”) and contain the other terms and conditions of the grant.
Price. The option price for any option granted under the 2010 Plan must be equal to at least 100% of the fair market value of the Common Stock as of the date of grant. The option price for any ISO granted under the 2010 Plan to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries may not be less than 110% of the fair market value on the date of grant.

Duration. The term of each option shall be as determined at the time of grant but no option may be exercised after the 10th anniversary date of its grant. In the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of such ISO must be five years or such shorter period as the Board or Committee determines.
Fair Market Value. The fair market value as of any given date shall be the closing sales price of a share of Common Stock on the Composite Tape, as reported by The Wall Street Journal, on such date on the principal national securities exchange on which the Common Stock is then traded (currently the NASDAQ Capital Market). If the Common Stock is not then traded on a national securities exchange, the fair market value shall be the average of the closing bid and asked prices of the Common Stock on such date as furnished by the Over-the-Counter Bulletin Board or Pink Sheets, LLC, with certain exceptions. If the Common Stock is not admitted to trade on a securities exchange or quoted on the OTCBB or Pink Sheets, the fair market value shall be as determined in good faith by the Committee, taking into account such facts and circumstances deemed to be material to the value of the Common Stock.
Exercise and Payment for Stock. Stock options are exercisable at such time or times and subject to such terms and conditions as shall be determined at the time of grant, which terms and conditions need not be the same across recipients. Options are exercised upon delivery of notice to the Company in accordance with the 2010 Plan and when payment in full has been received. The option exercise price may be paid in cash, bank or cashier’s check, other previously acquired shares or the withholding of shares of Common Stock otherwise issuable upon exercise having a fair market value on the date of surrender equal to the aggregate exercise price of the shares being purchased, or any combination of such methods of payment. Shares issued upon exercise will be subject to such restrictions on transfer, if any, imposed by the Committee.
Effect of Termination of Employment, Disability or Death. Each option agreement will set forth the extent to which the recipient will be entitled to exercise such option following termination of the recipient’s employment or consulting arrangement with the Company. ISOs may not be exercised unless, at the time of exercise, the recipient is and has been continuously since the date of grant an employee of the Company. However, (a) in the event of a recipient’s termination of employment other than because of death or disability, the recipient may exercise the ISO within three months of the last day of employment, (b) in the event of a recipient’s death while an employee or within three months after the recipient ceases to be an employee of TCC, the ISO may be exercised by the transferee of such ISO within one year of the date of death, and (c) in the event the recipient becomes disabled while an employee, the ISO may be exercised within one year of the date the recipient ceases to be an employee because of such disability.
In all cases, the ISO may be exercised only if and to the extent the ISO was exercisable at the date of employment termination or death.
Non-Transferability. Stock options issued under the 2010 Plan are not transferable except by will or the laws of descent and distribution and may be exercised, during the recipient’s lifetime, only by the recipient or his or her legal representative, provided that the Committee may permit a recipient to transfer all or some portion of a NQSO to immediate family members or one or more trusts for the benefit of such immediate family members.

Stock Appreciation Rights
In General. SARs may be granted at any time and from time to time as determined by the Committee, which has complete discretion in determining the recipients of SARs, the size of any such award, and the other terms and conditions applicable to the award consistent with the 2010 Plan. Each grant is evidenced by a SAR agreement, which agreement shall specify the grant price, term and other provisions of the award. The term of the SAR will be determined by the Committee and may not exceed 10 years from the date of grant.
Price. The grant price of a SAR must equal the fair market value of a share of Common Stock on the date of grant. Fair market value is determined in the same manner as described above for options.
Exercise and Payment. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes. SARs are deemed exercised when written notice of exercise is received by the Company specifying the number of shares with respect to which the SAR is being exercised. The payment upon exercise of a SAR may be in cash or stock of the Company. The amount of the payment is calculated by multiplying the difference between the fair market value on the date of exercise and the grant price by the number of shares with respect to which the SAR is being exercised.
Effect of Termination of Employment, Disability or Death. Each SAR agreement will set forth the extent to which the recipient will be entitled to exercise such SAR following termination of the recipient’s employment or consulting arrangement with the Company. The ability to exercise following termination is in the sole discretion of the Committee, which need not treat SAR recipients similarly.
Non-Transferability. SARs issued under the 2010 Plan are not transferable except by will or the laws of descent and distribution and may be exercised, during the recipient’s lifetime, only by the recipient, provided that the Committee may permit a recipient to transfer all or some portion of a SAR to immediate family members or one or more trusts for the benefit of such immediate family members.
Restricted Stock
In General. The Committee may grant shares of restricted stock at any time and from time to time in such amounts, at such prices and upon such other terms and conditions as it determines, consistent with the 2010 Plan. Each grant must be evidenced by a restricted stock agreement containing the material terms of the grant.
Transferability. The shares of restricted stock granted under the 2010 Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Committee and specified in the restricted stock agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the agreement.
Restrictions. The Committee may impose such other conditions and/or restrictions on any shares of restricted stock granted pursuant to the 2010 Plan as it may deem advisable including, without limitation, a requirement that recipients pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws. The Company may retain the certificates representing shares of restricted stock, along with a stock power endorsed in blank, until such time as all conditions and/or restrictions applicable to such shares have been satisfied. Except as otherwise provided in the 2010 Plan, shares of restricted stock become freely transferable after the last day of the applicable period of restriction.

Voting Rights; Dividends and other Distributions. Award recipients have the right to vote all shares of restricted stock subject to the award during the period of restriction; during such period, recipients may be credited with dividends and distributions paid with respect to the underlying shares while they are so held. The Committee may apply any restrictions to dividends and distributions made that it deems appropriate.
Effect of Termination of Employment, Disability or Death. Each restricted stock agreement will set forth the extent to which the recipient will be entitled to receive unvested shares of restricted stock following termination of the recipient’s employment or consulting arrangement with the Company, as determined in the sole discretion of the Committee, which need not treat recipients similarly. Notwithstanding the foregoing, except in the case of a termination due to death or disability of the recipient, the vesting of shares of restricted stock that qualify for the performance-based exception under Code Section 162(m) and that are held by “covered employees” shall occur at the time they otherwise would have vested but for the employment termination. “Covered employee” means a recipient who, as of the date of vesting and/or payout of an award, as applicable, is one of the group of “covered employees,” as such term is defined in the regulations promulgated under Code Section 162(m), or any successor statute.
Retention Rights; Terminations for Cause
Employment. Neither the 2010 Plan nor any award made under such plan confers any right upon a recipient with respect to the continuation of any employment, consulting or advisory relationship with the Company.
Terminations for Cause. In the event of the termination of a recipient’s employment or consulting arrangement with the Company for “Cause”, then such recipient’s rights under any then-outstanding awards shall immediately terminate as of the time of such termination. Termination for cause means any termination for cause as defined in any employment or similar agreement by and between the Company and the recipient. If no such agreement is then in effect, cause shall include but not be limited to a recipient’s (a) commission of an act of fraud, embezzlement, misappropriation or theft or a felony, (b) gross negligence, willful misconduct, insubordination or habitual neglect of duty in carrying out his or her duties as a employee, consultant or non-employee director; (c) non-compliance with any policy of the Company or the Company’s Code of Business Conduct and Ethics and failure to cure such non-compliance, or (d) breach of any material term of any agreement, contract or other arrangement between the recipient and the Company regarding the recipient’s employment by or engagement with the Company, or breach of any duty owed by the recipient to the Company and/or its stockholders, in each case as determined by the Board. The Board may suspend the recipient’s right to exercise or receive any award pending a determination by the Board under certain circumstances.

Change in Control
In the event of a “change in control”, as such term is defined in the 2010 Plan (including the merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, the sale of all or substantially all of the assets of the Company, or the acquisition by a person or group of beneficial ownership of securities representing more than 33% of the combined voting power of the Company), then the Committee may: (a) provide for the assumption of all outstanding awards, or the substitution of outstanding awards for new awards, for equity securities of the surviving, successor or purchasing person, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and prices of shares subject to such awards as determined in good faith by the Board; (b) accelerate the vesting of all options and SARs that remain outstanding; (c) remove any restrictions and deferral limitations applicable to any restricted stock; (d) in the case of the proposed liquidation of the Company, terminate each outstanding award immediately prior to the consummation of such action or such other date as fixed by the Board and provide recipients the right to exercise such award prior to such date; and/or (e) make any and all other adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the purposes of the 2010 Plan.
Tax Provisions
Federal Income Tax Consequences to the Recipient. In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with its grant or exercise. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the recipient has owned the ISO Stock at the time it is sold. If the recipient sells ISO Stock after having owned it for the greater of (a) two years from the date the option was granted, and (b) one year from the date the option was exercised, then the recipient will recognize long term capital gain in an amount equal to the excess of the amount realized by the recipient on the sale price of the ISO Stock over the exercise price. If the recipient sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then all or a portion of the gain recognized by the recipient will be ordinary compensation income and the remaining gain, if any, will be a capital gain. Any capital gain realized by the recipient from the sale of ISO Stock will be a long-term capital gain if the recipient has held the ISO Stock for more than one year prior to the date of sale. If a recipient sells ISO stock for less than the exercise price, then the recipient will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the recipient has held the ISO Stock for more than one year to the date of sale.
As with ISOs, the grant of NQSOs does not result in the recognition of taxable income to the recipient. However, the exercise of an NQSO results in the recognition of ordinary income to the recipient in the amount by which the fair market value of the Common Stock acquired through the exercise of the NQSO (“NQSO Stock”) on the exercise date exceeds the exercise price. Because of this tax consequence, NQSOs are typically exercised simultaneously with the sale of the NQSO Stock. If the NQSO stock is not sold upon exercise, the recipient acquires a tax basis in the NQSO Stock equal to the effective fair market value of the stock on the day of exercise. The sale of NQSO Stock generally will result in the recognition of capital gain or loss in an amount equal to the excess of the sale price of the NQSO Stock over the recipient’s tax basis in the NQSO Stock. This capital gain or loss will be a long-term gain or loss if the recipient has held the NQSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.

Generally, a recipient will not recognize taxable income upon the grant of a stock appreciation right, but will recognize ordinary income upon the exercise of the SAR in an amount equal to the cash received upon exercised (if settled in cash) or the difference between the fair market value of the Common Stock received upon exercise of the SAR and the amount, if any, paid by the recipient in connection with the exercise of the SAR (if settled in stock). The recipient will recognize ordinary income upon the exercise of a SAR settled in stock regardless of whether the shares received upon exercise are subject to further restrictions on sale or transferability. The recipient’s basis in the shares will be equal to the ordinary income attributable to the exercise and the amount, if any, paid in connection with the SAR exercise. The holding period for shares received upon settlement begins on the exercise date.
A recipient generally will not be taxed at the time of a restricted stock award but will recognize income in an amount equal to the excess of the fair market value of the shares of Common Stock over the purchase price (if any) when the award vests or is otherwise no longer subject to a substantial risk of forfeiture, unless the recipient elects to accelerate recognition as of the date of grant. Recipients receiving restricted stock may elect to be taxed at the time of grant by making an election under Section 83(b) of the Code; if a restricted stock award is subject to a Section 83(b) election, dividends will be taxable to the recipient as dividend income, which currently is subject to the same rate as capital gains income.
Federal Income Tax Consequences to the Company. The grant and exercise of ISOs and NQSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a recipient, including income that results from the exercise of a NQSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NQSOs by employees. In the case of grants of SARs or restricted stock, the Company will generally have a corresponding deduction at the same time the recipient recognizes income.
The foregoing is only a summary of the effect of federal income taxation upon the recipient and the Company with respect to awards granted under the 2010 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a recipient’s death or the income tax laws of the municipality, state or foreign country under which the recipient’s income may be taxable.
Registration with the Commission
The Company intends to file a registration statement on Form S-8 relating to the issuance of shares of Common Stock under the 2010 Plan with the Commission after approval of the plan by stockholders. If stockholders do not approve the 2010 Plan, no such registration statement will be filed.

New Plan Benefits
Other than options to purchase an aggregate 142,664 shares subject to approval of the 2010 Plan as discussed herein, 18,900 of which were granted to Carl Guild, the Company’s President, Chief Executive Officer and Chairman, and 10,501 of which were granted to Michael Malone, the Company’s Treasurer and Chief Financial Officer, future equity incentive awards (if any) made to eligible recipients in the 2010 Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time. The value of any such awards depends on the market value of the Company’s Common Stock and therefore cannot be determined or estimated at this time. The closing price of the Company’s Common Stock on December 17, 2010 was $13.38 per share.
Equity Compensation Plan Information
The following table presents information about the 2005 Plan, the 2001 Plan and the 1991 Plan (which plan has expired but under which there are still options outstanding) as of fiscal year-end September 25, 2010.

	Number of
	securities to be			Number of
	issued upon exercise		Weighted average	securities
	of outstanding		exercise price of	remaining
	options, warrants		outstanding options,	available for
Plan category	and rights		warrants and rights	future issuance
Equity compensation plans approved by stockholders	3,400	(1)	$2.74	—

Equity compensation plans not approved by stockholders	111,888	(2)	$5.30	43,059

Total	115,288		$5.23	43,059

(1)	Of the 3,400 options outstanding as of September 25, 2010, 2,500 were exercisable as of such date at an average exercise price of $2.54 per share.

(2)
Of the 111,888 options outstanding as of September 25, 2010, 74,388 were exercisable as of such date at an average exercise price of $5.10 per share. Number does not include awards made under the 2010 Plan or any shares available under such plan for other awards.

The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve the 2010 Plan. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2010 PLAN.

PROPOSAL V. RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Registered Pubic Accounting Firm
The Audit Committee has selected the firm of McGladrey & Pullen, LLP (“McGladrey”), independent certified public accountants, to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 24, 2011. McGladrey, as successor to Caturano & Company, Inc. as discussed below, acted as the Company’s independent registered public accounting firm for the 2010 fiscal year.
It is expected that a member of McGladrey will be present at the Meeting and will be available to respond to appropriate questions and make a statement if they so desire.
Change in Independent Registered Pubic Accounting Firm
On July 20, 2010, TCC was notified that effective July 20, 2010, McGladrey had acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.) (“Caturano”), the Company’s former independent registered public accounting firm, and substantially all of the officers and employees of Caturano joined McGladrey. As a result, Caturano notified the Company that it was resigning as the independent registered public accounting firm for the Company effective September 30, 2010. On September 30, 2010, the Audit Committee appointed McGladrey as the Company’s independent registered public accounting firm.
The audit reports of Caturano on the consolidated financial statements of the Company and its subsidiaries for the years ended September 26, 2009 and September 27, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years ended September 25, 2010 and September 26, 2009 and through September 30, 2010, there were: (1) no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, although it should be noted that in connection with management’s assessment of the effectiveness of the Company’s internal control over financial reporting for the fiscal year ended September 26, 2009, Caturano concurred with management’s identification of a control deficiency, in that management determined that the Company lacked sufficient staff to segregate accounting duties, and management’s conclusion that such control deficiency constituted a material weakness. The Audit Committee of the Board of Directors of the Company discussed the subject matter of the reported material weakness with Caturano and the Company has authorized Caturano to fully respond to any inquiries of McGladrey concerning the subject matter of such reported material weakness.
During the Company’s two most recent fiscal years ended September 25, 2010 and September 26, 2009 and through September 30, 2010, the Company did not consult with McGladrey on either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees
Audit Fees. The aggregate fees billed by McGladrey (including Caturano, its predecessor) for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2010 and 2009, and the reviews of the financial statements included within the Company’s quarterly reports during fiscal years 2010 and 2009, were approximately $31,930 (of total audit fees for fiscal 2010 of $56,650, the remainder of which will be billed in fiscal year 2011) and $56,650, respectively.
Audit-Related Fees. No fees were billed by McGladrey or Caturano for assurance and related services that were reasonably related to the performance of its audit or review of the Company’s financial statements for fiscal years 2010 and 2009.
Tax Fees. The aggregate fees billed by McGladrey (including Caturano, its predecessor) for professional services rendered for tax compliance, tax advice and tax planning for the Company for each of fiscal years 2010 and 2009 were approximately $23,800 and $12,360, respectively. These amounts represent those billed for tax return preparation and tax advice for the Company and its subsidiary.
All Other Fees. No fees were billed by McGladrey or Caturano for products and services provided other than those otherwise described above for fiscal years 2010 and 2009.
Pre-Approval Policies
It is the policy of the Audit Committee to pre-approve the audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair such firm’s independence, in appearance or fact. In fiscal year 2010, the Audit Committee pre-approved all such services performed by McGladrey and its predecessor, Caturano.
Ratification
Stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required by the Company’s By-laws or otherwise, but is being done as a matter of good corporate governance. If stockholders fail to ratify the selection, the Audit Committee will reconsider this selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is be required for the ratification of the selection of the independent registered public accounting firm. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table shows, as of December 17, 2010, the beneficial ownership of Common Stock of the Company by (i) any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each of TCC’s current directors and nominees, (iii) each of the Company’s named executive officers, and (iv) all current directors and executive officers of the Company as a group. As of December 17, 2010, there were 1,826,087 shares of Common Stock outstanding.

Name and Address of	Amount and Nature of
Beneficial Owner(1)	Beneficial Ownership(1)		Percent of Class

Mitchell B. Briskin	19,027	(2)	1.0%

Carl H. Guild, Jr.	301,459	(3)	16.5%

Robert T. Lessard	28,196	(4)	1.5%

Thomas E. Peoples	25,390	(4)	1.4%

Michael P. Malone	103,105	(5)	5.6%

All current directors and executive officers as a group (5 persons)	477,177	(6)	25.4%

(1)
Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group, within 60 days of December 17, 2010, upon the exercise of stock options or other purchase rights, but not the exercise of options or warrants held by any other person. The address of Messrs. Briskin, Guild, Lessard, Peoples and Malone is c/o Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts 01742.

(2)	Includes an aggregate of 10,500 shares issuable upon the exercise of stock options, all of which are fully vested and exercisable.

(3)
Includes 3,500 shares issuable upon the exercise of stock options, all of which are fully vested and exercisable. Includes 297,959 shares held jointly by Mr. Guild and his wife. Does not include options to purchase 18,900 shares granted to Mr. Guild in July 2010 under the 2010 Plan, which options will be forfeited if such plan is not approved by stockholders at the Meeting.

(4)	Includes an aggregate of 15,500 shares issuable upon the exercise of stock options, all of which are fully vested and exercisable.

(5)
Includes an aggregate of 10,000 shares issuable upon the exercise of stock options, all of which are fully vested and exercisable. Does not include options to purchase 10,501 shares granted to Mr. Malone in July 2010 under the 2010 Plan, which options will be forfeited if such plan is not approved by stockholders at the Meeting.

(6)	Includes an aggregate of 55,000 shares issuable upon the exercise of stock options, all of which are fully vested and exercisable.

Change in Control
The Company knows of no arrangements that may result or have resulted in a change in control of the Company.
ADDITIONAL INFORMATION
Other Matters
The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the Meeting. However, if any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy card will vote on such matters in accordance with their best judgment.
Stockholder Proposals for 2012 Annual Meeting
Proposals of stockholders for inclusion in the Proxy Statement and form of proxy for the Company’s 2012 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than September 9, 2011, and must comply with the applicable requirements of federal securities laws. Stockholder proposals received outside this process will be considered untimely if the Company is not provided written notice thereof at least 45 days prior to the first anniversary of the date of mailing of this year’s proxy materials, as set forth on the first page of this Proxy Statement, or November 23, 2011. In order to curtail controversy as to the date on which the Company received a proposal, it is suggested that proponents submit their proposals by certified mail, return receipt requested.
Expenses and Solicitations
The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be personally made by directors, officers and regular employees of the Company, by telephone, facsimile or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation by such individuals.
The Company has also engaged the services of Alliance Advisors LLC, a proxy solicitation firm, in conjunction with the Meeting, and such firm may solicit your proxy in person or by telephone, mail, facsimile or other communication. The Company paid Alliance a retainer in the amount of $5,500, and additional fees may be paid, which fees include compensation for call center activities on behalf of TCC. The Company will also reimburse Alliance for its reasonable out-of-pocket fees and expenses.
In addition, the Company may request banks, brokers, custodians, nominees, and fiduciaries to forward copies of the Company’s proxy materials to those persons for whom they hold shares to request instructions for voting the proxies. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

Householding
Certain stockholders who share the same address may receive only one copy of this Proxy Statement and the 2010 Annual Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement or the Annual Report, either by contacting your bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or by contacting TCC via telephone at (978) 287-5100 or in writing at Technical Communications Corporation, 100 Domino Drive, Concord, Massachusetts, 01742, Attention: Investor Relations. If you request to begin or stop householding, you should provide your name, the name of your broker, bank or other record holder, and your account information.
Annual Report of Form 10-K
The Company will provide, upon written request and without charge to each stockholder entitled to vote at the Meeting, a copy of the Company’s Annual Report on Form 10-K as filed with the Commission for the fiscal year ended September 25, 2010. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742, Attention: Investor Relations.

Appendix I
TECHNICAL COMMUNICATIONS CORPORATION
2010 EQUITY INCENTIVE PLAN
(as amended and restated)

-i-

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION
1.1. Establishment of the Plan; Effective Date. Technical Communications Corporation, a Massachusetts corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Technical Communications Corporation 2010 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, and Restricted Stock. The Plan was originally adopted by the Board of Directors on July 29, 2010, subject to stockholder approval (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.
1.2. Purpose of the Plan. The purpose of the Plan is to promote the success and interests of the Company and its stockholders by permitting and encouraging Participants to obtain a proprietary interest in the Company and its Subsidiaries through the grant of Awards that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders. The Plan is further intended to enable the Company to attract, retain and motivate Participants whose services are critical to the success of the Company and align the interests of such individuals with those of the Company.
1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors of the Company to amend or terminate the Plan at any time pursuant to Article 13 hereof, until all Shares subject to the Plan shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after July 29, 2020.
ARTICLE 2. DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when that meaning is intended, the initial letter of the word shall be capitalized:
2.1. “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act.
2.2. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights or Restricted Stock.
2.3. “Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted to the Participant under this Plan.
2.4. “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act.

2.5. “Benefit Arrangement” shall have the meaning set forth in Article 14 hereof.
2.6. “Board” or “Board of Directors” means the Board of Directors of the Company.
2.7. “Cause” shall have the meaning set forth in Section 12.3 hereof.
2.8. “Change in Control” shall have the meaning set forth in Section 15.1 hereof.
2.9. “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
2.10. “Committee” means any committee appointed by the Board to administer the Plan in accordance with and as specified in Article 3 hereof.
2.11. “Common Stock” means the common stock, $0.10 par value per share, of the Company.
2.12. “Company” shall have the meaning ascribed to such term in Section 1.1 hereof, and shall include any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 15 hereof.
2.13. “Consultant” means any person who is engaged by the Company or any Subsidiary as a consultant or advisor who provides bona fide services to the Company or any Subsidiary as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6 hereof.
2.14. “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of “covered employees,” as such term is defined in the regulations promulgated under Code Section 162(m), or any successor statute.
2.15. “Director” means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.
2.16. “Disability” shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, shall mean a disability described in Section 422(c)(6) of the Code, the existence of which is determined at the discretion of the Committee.
2.17. “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.
2.18. “Employee” means any full-time, active employee of the Company or its Subsidiaries or Affiliates, including officers and Directors.

2.19. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.
2.20. “Fair Market Value” of a share of Common Stock means, as of any given date, (a) the closing sales price of a share of Common Stock on the Composite Tape, as reported by The Wall Street Journal, on such date on the principal national securities exchange on which the Common Stock is then traded or, (b) if the Common Stock is not then traded on a national securities exchange, the average of the closing bid and asked prices of the Common Stock on such date as furnished by the Over-the-Counter Bulletin Board (“OTCBB”) or Pink Sheets, LLC (the “Pink Sheets”); provided, however, that if there are no sales reported on such date, fair market value shall be computed as of the last trading date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on the date of determination, fair market value shall be determined as of the first day immediately preceding such date on which such exchange or quotation system was open for trading. If the Common Stock is not admitted to trade on a securities exchange or quoted on the OTCBB or Pink Sheets, the fair market value shall be as determined in good faith by the Committee, taking into account such facts and circumstances deemed to be material to the value of the Common Stock.
2.21. “Freestanding SAR” means an SAR that is granted independently of any options, as described in Article 7 hereof.
2.22. “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.
2.23. “Non-Employee Director” shall mean a Director who is not also an Employee. Service as a Non-Employee Director shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6 hereof.
2.24. “Non-Qualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422 or otherwise qualify as an Incentive Stock Option.
2.25. “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 hereof.
2.26. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.27. “OTCBB” shall have the meaning set forth in the definition of Fair Market Value in Section 2.20 herein.
2.28. “Other Agreement” shall have the meaning set forth in Article 14 hereof.
2.29. “Parachute Payment” shall have the meaning set forth in Article 14 hereof.

2.30. “Participant” means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.
2.31. “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).
2.32. “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 hereof.
2.33. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.34. “Pink Sheets” shall have the meaning set forth in the definition of Fair Market Value in Section 2.20 herein.
2.35. “Plan” shall have the meaning ascribed to such term in Section 1.1 hereof, as the same is amended from time to time.
2.36. “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.
2.37. “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto.
2.38. “Shares” means the shares of the Common Stock of the Company, as the same may be adjusted in accordance with Section 4.3 herein.
2.39. “Stock Appreciation Right” or “SAR” means an Award designated as an SAR pursuant to the terms of Article 7 hereof.
2.40. “Subsidiary” shall have the meaning given to the term “subsidiary corporation” in Section 424(f) of the Code.
ARTICLE 3. ADMINISTRATION
3.1. The Committee. The Plan shall be administered by the Compensation, Nominating and Governance Committee of the Board (or any successor thereto) consisting of not less than two (2) members who meet the “non-employee director” requirements of Rule 16b-3 promulgated under the Exchange Act and the “outside director” requirements of Code Section 162(m); by any other committee appointed by the Board, provided the members of such committee meet such requirements; or by the full Board acting as the Committee with the powers and duties set forth herein. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made at a meeting at which a quorum is present by the vote of a majority of the members of the Committee or by a writing in lieu of a meeting signed by all members of the Committee. Meetings may be held by telephone conference or similar communication equipment by means of which all persons participating can hear each other.

3.2. Authority of the Committee. Except as limited by law or by the Articles of Organization or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to (a) determine the Participants to whom Awards shall be granted under the Plan; (b) determine the timing, size and type of Awards; (c) determine the terms, conditions and restrictions applicable to Awards in a manner consistent with the Plan, including but not limited to price, method of payment, vesting, exercisability and termination; (d) establish the Fair Market Value of a Share in accordance with the Plan; (e) establish one or more form agreements to evidence and memorialize the grant of an Award; (f) construe and interpret the Plan and any agreement or instrument entered into under the Plan; (g) establish, amend or waive rules and regulations for the Plan’s administration; and, (f) subject to the provisions of Article 13 and Section 19.6 hereof, amend, modify or adjust the terms and conditions of any outstanding Award, including acceleration of vesting and extension of exercise terms, to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.
3.3. Decisions Binding. All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board and the Committee shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.
ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
4.1. Number of Shares Available For Grant. Subject to Sections 4.2 and 4.3 hereof, the maximum number of Shares that may be issued in the aggregate pursuant to Awards granted to Participants under the Plan shall be Two Hundred Thousand (200,000) Shares. Shares issued under the Plan shall be authorized but unissued Common Stock. Unless the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to all grants of such Awards under the Plan, subject to Sections 4.2 and 4.3 hereof:
(a) Stock Options and SARS: The maximum aggregate number of Shares that may be issued pursuant to Stock Options, with or without Freestanding SARs, granted in any one fiscal year to any one Participant shall be Forty Thousand (40,000).

(b) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock that are intended to qualify for the Performance-Based Exception, and that are granted in any one fiscal year to any one Participant shall be Forty Thousand (40,000) Shares.
4.2. Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason without having been exercised in full, any Shares subject to such Award that remain unpurchased shall be available for the future grant of an Award under the Plan. In addition, any Shares retained by the Company upon exercise of an Award in order to satisfy the exercise price of such Award, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. Notwithstanding any other provision of the Plan, shares issued and later repurchased by the Company shall not become available for future grant or sale under the Plan.
4.3. Adjustments to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination of shares, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (a) the number and class of securities available for Awards under the Plan and the per Participant share limit, (b) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Award, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted (or substituted Awards may be made) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is appropriate. Notwithstanding the foregoing, such adjustments shall be made to the extent necessary and in such a manner as to avoid any Award granted hereunder being classified as a deferral of compensation within the meaning of Code Section 409A, and the regulations and/or guidance issued thereunder.
ARTICLE 5. ELIGIBILITY AND PARTICIPATION
5.1. Eligibility. Persons eligible to participate in this Plan include Consultants, Non-Employee Directors and Employees of the Company with the potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.
5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants those to whom Awards shall be granted, and shall determine the nature and amount of each Award. The Committee shall consider such factors as it deems relevant in selecting Participants to receive Awards and the terms, provisions and restrictions with respect thereto. The grant of an Award in one year or at any particular time shall not require the grant of an Award in any other year or at any other time. Notwithstanding the foregoing, Options that the Committee intends to be ISOs shall be granted only to Employees of the Company or any Subsidiary. Any Option or portion thereof that does not qualify as an ISO shall be and shall be treated as a NQSO.

ARTICLE 6. STOCK OPTIONS
6.1. Grant of Options; Timing. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time to Participants in such number, at such Option Price, and upon such terms and conditions as shall be determined by the Committee. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination to grant such Option. Notice of the determination shall be given to the Participant within a reasonable time after the date of grant.
6.2. Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement in such form or forms as the Committee shall approve, which shall specify the Option Price, the duration of the option, the number of Shares to which the option pertains, and such other provisions as the Committee shall determine, including but not limited to vesting periods, performance targets and restrictions on transfer. The Award Agreement shall also specify whether the option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422. In the event of a conflict between any Option Award Agreement and the Plan, the Plan shall control, and in no event shall the Committee have the power to grant an Option or execute an Option Award Agreement that is contrary to the provisions of the Plan.
6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. If any Participant to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Incentive Stock Option, the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the Option Price per Share subject to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock at the time of grant.
6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall have a term greater than, or be exercisable after, the tenth anniversary date of its grant and provided further that no Option shall be exercisable later than the fifth anniversary date of its date of grant for an ISO granted to a Participant who at the time of such grant owns stock possessing more than ten percent (10%) or more of the total combined voting power of all classes of stock of the Company.
6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable in whole or in part at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, subject to Section 6.10 herein, which restrictions and conditions need not be the same for each grant or for each Participant. Options granted under this Article 6 shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal office (Attention: Chief Financial Officer) in accordance with the terms of the Option Award Agreement by the person entitled to exercise the Option, setting forth the number of Shares with respect to which the Option is to be exercised, full payment for such Shares in accordance with Section 6.6 herein has been received by the Company, and all conditions to exercise have been satisfied or waived.

6.6. Payment.
(a) The Option Price upon exercise of any Option shall be payable to the Company in full in a form as determined by the Committee either: (i) in cash (or its equivalent) or bank or cashier’s check made payable to the Company; (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that, under certain circumstances, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender); (iii) by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) by any combination of the foregoing methods of payment. If the Company is then allowing the exercise of Options pursuant to a same-day sale/cashless exercise program, the consideration received by the Company from a broker pursuant to such program (provided that such program shall not involve the Company’s extending or arranging for the extension of credit to a Participant) may also be acceptable consideration hereunder. In no circumstance shall a Participant be entitled to pay the Option Price with a promissory note.
(b) Subject to any governing laws, rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate or certificates representing such Shares, no right to vote or receive dividends or any other right of a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in this Plan.
6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
6.8. Termination of Employment or Consulting Arrangement. Subject to Sections 6.10 below with respect to ISOs and Section 12.3 generally, each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

6.9. Non-transferability of Options.
(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Code Section 422).
(b) Nonqualified Stock Options. No NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Committee may in its sole discretion permit a Participant to transfer all or some of such Participant’s NQSOs to such Participant’s immediate family members or a trust or trusts for the benefit of such immediate family members. For purposes hereof, “immediate family members” means a Participant’s spouse, children and grandchildren.
6.10. Incentive Stock Options.
(a) Limitations. For as long as the Code shall so provide, Options granted to any Participant under the Plan which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one (1) calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000 (or such other maximum limit imposed from time to time under Code Section 422), but rather Options in excess of such limit shall be treated as NQSOs. In such an event, the determination of which Options shall remain ISOs and which shall be treated as NQSOs shall be based on the order in which such Options were granted. All other terms and conditions of such Options that are deemed to be NQSOs shall remain unchanged.
(b) Employment Rules. No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, an Employee of the Company, except that:
(i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the Participant ceases to be an Employee of the Company (or within such lesser period as may be specified in the applicable Award Agreement) if and only to the extent that the Incentive Stock Option was exercisable at the date of employment termination, provided that the Option Award Agreement with respect to such Option may designate a longer exercise period, and any exercise after such three-month period shall be treated as the exercise of a NQSO under the Plan;

(ii) if the Participant dies while an Employee of the Company, or within three (3) months after the Participant ceases to be an Employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option Award Agreement) if and only to the extent that the ISO was exercisable at the date of death; and
(iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) or any successor section of the Code) while an Employee of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the Participant ceases to be an Employee because of such Disability (or within such lesser period as may be specified in the applicable Option Award Agreement) if and only to the extent that the ISO was exercisable at the date of employment termination.
ARTICLE 7. STOCK APPRECIATION RIGHTS
7.1. Grant of SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR.
7.2. Exercise of SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. SARS shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal office (Attention: Chief Financial Officer) in accordance with the terms of the SAR Award Agreement by the person entitled to exercise the SAR, setting forth the number of Shares with respect to which the SAR is to be exercised, and the other provisions of this Article 7 with respect to exercise have been satisfied or waived.
7.3. SAR Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form or forms as the Committee shall approve, which shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine. In the event of a conflict between any SAR Award Agreement and the Plan, the Plan shall control, and in no event shall the Committee have the power to grant a SAR or execute a SAR Award Agreement that is contrary to the provisions of the Plan.
7.4. Term of SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years from the date of grant.

7.5. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a) the difference between the Fair Market Value of a Share on the date of exercise and the grant price; by
(b) the number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
7.6. Termination of Employment or Consulting Arrangement. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or consulting arrangement with the Company and/or its Subsidiaries. Subject to Section 12.3 herein, such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.
7.7. Non-transferability of SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Committee may in its sole discretion permit a Participant to transfer all or some of such Participant’s SARs to such Participant’s immediate family members or a trust or trusts for the benefit of such immediate family members. Following any such transfer, any transferred SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
ARTICLE 8. RESTRICTED STOCK
8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts, at such prices and upon such terms and conditions as the Committee shall determine.
8.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement in such form or forms as the Committee shall approve, which shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine. In the event of a conflict between any Restricted Stock Award Agreement and the Plan, the Plan shall control, and in no event shall the Committee have the power to grant Shares of Restricted Stock or execute a Restricted Stock Award Agreement that is contrary to the provisions of the Plan.

8.3. Transferability. The Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant’s legal representatives.
8.4. Other Restrictions. Subject to Article 9 hereof, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws. The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession, along with a stock power endorsed in blank, until such time as all conditions and/or restrictions applicable to such Shares have been satisfied and may imprint on such certificates appropriate legends referring to the term, conditions and restrictions applicable to such Shares. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction. Upon the expiration of the Period of Restriction or other lapse or waiver of any restrictions relating to Shares of Restricted Stock, the Company shall deliver certificates without legends (other than those required by applicable securities laws) to the Participant.
8.5. Voting Rights; Dividends and other Distributions. The Participant shall have the right to vote all Shares of Restricted Stock during the Period of Restriction. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with dividends and distributions paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends and distributions that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

8.6. Termination of Employment or Consulting Arrangement. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant’s employment or consulting arrangement with the Company. Subject to Section 12.3 herein, such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock that qualify for the Performance-Based Exception and that are held by Covered Employees shall occur at the time they otherwise would have, but for the employment termination.
ARTICLE 9. PERFORMANCE MEASURES
Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company’s competitors, the industry or some other comparable group).
The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward, however).
In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).
ARTICLE 10. BENEFICIARY DESIGNATION
Each Participant under the Plan may, from time to time, designate any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, the Participant’s benefits shall be paid to the Participant’s estate.

ARTICLE 11. DEFERRALS
The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or the lapse or waiver of restrictions with respect to Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferrals shall be made in a manner that complies with Code Section 409A.
ARTICLE 12. RETENTION RIGHTS; TERMINATION FOR CAUSE
12.1. Employment. Neither the Plan nor any Award granted hereunder shall confer upon any Participant any right with respect to continuation of employment, consulting or advisory relationship or directorship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment, consulting or advisory relationship or directorship at any time.
12.2. Participation. No Participant shall have the right, in and of itself, to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.
12.3. Terminations for Cause. Notwithstanding anything herein to the contrary, in the event of the termination of a Participant’s employment or consulting arrangement with the Company for Cause (as defined herein), then such Participant’s rights under any then-outstanding Awards shall immediately terminate as of the time of such termination. Termination for Cause shall mean any termination for Cause as defined in any employment or similar agreement by and between the Company and the Participant and, if no such agreement is then in effect, shall include but not be limited to Participant’s (a) commission of an act of fraud, embezzlement, misappropriation or theft or a felony, (b) gross negligence, willful misconduct, insubordination or habitual neglect of duty in carrying out his or her duties as a Employee, Consultant or Non-Employee Director; (c) non-compliance with any policy of the Company or the Company’s Code of Business Conduct and Ethics and failure to cure such noncompliance within 15 days of notice thereof from the Company, or (d) breach of any material term of any agreement, contract or other arrangement between the Participant and the Company regarding Participant’s employment by or engagement with the Company, or breach of any duty owed by the Participant to the Company and/or its stockholders, in each case as determined by the Board. In addition to and not in lieu of the foregoing, if the Board reasonably believes that a Participant has engaged in any of the activities described in clauses (a) — (d) of this Section 12.3, the Board may suspend the Participant’s right to exercise or receive any Award pending a determination by the Board.

ARTICLE 13. AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS
13.1. Amendment, Modification and Termination. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that the Board shall not amend the Plan in any manner that requires stockholder, regulatory or other approval(s) under applicable law, rule or regulation without obtaining such approval(s).
13.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Non-recurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, rules, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Section 162(m), as from time to time amended.
13.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 13.2 hereof), no termination, amendment or modification of the Plan shall adversely affect or impair in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, except that the Plan may be amended in a manner that does not affect Awards granted prior to the date of amendment or termination if such amendment is necessary to retain the benefits of Rule 16b-3 or Section 162(m) of the Code or to otherwise comply with applicable law, or such amendment does not adversely affect the rights of the Participant.
13.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, or in the event that modifications are necessary to the Plan or any Awards to comply with Section 162(m), the Committee may, subject to this Article 13, make any adjustments and amendments to the Plan and any Awards that the Committee deems appropriate. If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its discretion.

ARTICLE 14. PARACHUTE LIMITATIONS
Notwithstanding any other provision of this Plan or of any other agreement, contract or understanding heretofore or hereafter entered into by a Participant with the Company or any Subsidiary or Affiliate, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this Article 14 (hereinafter referred to as an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Participant (hereinafter referred to as a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Code Section 280G(c), any Option or Restricted Stock held by the Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments or benefits to or for the Participant under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b) as then in effect (a “Parachute Payment”), and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Participant under any Other Agreements or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment.
ARTICLE 15. CHANGE IN CONTROL
15.1. Definition. For purposes of this Plan, a “Change in Control” of the Company shall mean any of the following:
(a) the Beneficial Ownership of securities representing more than thirty-three percent (33%) of the combined voting power of the Company is acquired by any “person” or “group”, as such terms are defined in Section 13(d) and 14(d) of the Exchange Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or
(b) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another entity (other than a merger or consolidation which would result in the voting securities of the Company immediately prior to such transaction continuing to represent 50% or more of the combined voting power of the surviving entity immediately after such transaction), or to sell, exchange, transfer or otherwise dispose of all or substantially all of the Company’s assets, or adopt a plan of liquidation; or

(c) during any period of three (3) consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).
15.2. Treatment of Outstanding Awards. Subject to Section 15.3 hereof, upon the occurrence of a Change in Control, the Committee may:
(a) provide for the assumption of all outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing Person, or a parent or Subsidiary thereof, with appropriate adjustments as to the number, kind and prices of Shares subject to such Awards as determined in good faith by the Board;
(b) provide that the vesting of any and all Options and SARs granted hereunder that remain outstanding shall be accelerated that such Awards shall become fully and immediately exercisable;
(c) provide that any restrictions and deferral limitations applicable to any Restricted Stock shall lapse and all such shares shall be deemed fully vested and free of all restrictions;
(d) in the case of the proposed liquidation of the Company, provide that each outstanding Award shall terminate immediately prior to the consummation of such action or such other date as fixed by the Board and provide Participants the right to exercise such Award prior to such date; and/or
(e) make any and all other adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.
15.3. Termination, Amendment and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended or modified on or after the date of an event that is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.
ARTICLE 16. WITHHOLDING
16.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company in lieu of withholding, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld or paid with respect to any taxable event arising as a result of this Plan, and the Company may defer issuance of Common Stock upon the grant or exercise of an Award unless indemnified to its satisfaction against any liability for any such tax.

16.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the total tax that could be imposed with respect to said transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
16.3. Determinations; Procedure. The amount of withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time or times as the Board determines. An Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant’s salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements as set forth in Section 16.2 above. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an award to meet those withholding obligations).
ARTICLE 17. INDEMNIFICATION
Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and provided further that indemnification shall not be available for any action taken or failure to act by such person in bad faith or any fraud on the part of such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Organization or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 18. SUCCESSORS
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect acquisition by purchase, merger, consolidation or otherwise, of the Company or all or substantially all of its business or assets.
ARTICLE 19. LEGAL CONSTRUCTION
19.1. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan and outstanding Awards granted under the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
19.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
19.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
19.4. Requirements of Law.
(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Shares shall not be issued pursuant to the exercise or receipt of an Award unless the exercise or receipt of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the so-called state “blue sky” or securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

(b) In addition to and not in lieu of subsection (a) above, each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Award upon any securities exchange or under any federal, state or foreign securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue or purchase of shares thereunder, no such Award may be exercised or paid in shares of Common Stock in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained, and the holder of each such Award will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such required listing, and shall otherwise cooperate with the Company in obtaining such required listing.
19.5. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
19.6. Code Section 409A Compliance. The Company, acting through the Board or the Committee, intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A, and any ambiguities in construction shall be interpreted in order to effectuate such intent. To the extent that the Board or Committee determines that a Participant would be subject to the additional tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board or the Committee. Notwithstanding the foregoing, neither the Company nor any Affiliate makes any representation with respect to the application of Code Section 409A to any Award hereunder and, by acceptance of any such Award, the Participant agrees to accept the potential application of Code Section 409A to the Award and any tax consequences associated therewith. In the event that, after the issuance of an Award under the Plan, Section 409A of the Code or the regulations thereunder are amended, or the Internal Revenue Service or Treasury Department issues additional guidance interpreting Section 409A of the Code, the Committee (or, in the absence of the Committee, the Board) may modify the terms of any such previously issued Award to the extent the Committee (or, in the absence of the Committee, the Board) determines that such modification is necessary to comply with the requirements of Section 409A of the Code. The Committee shall also have the authority to amend and administer the Plan and amend any Award issued hereunder in order to assure that such Awards do not provide a deferral of compensation that would be subject to Code Section 409A.

19.7. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements entered into, actions taken and determinations made hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to such jurisdiction’s conflicts of laws principles.
19.8. Stockholder Approval. The Plan shall have been approved by the stockholders of the Company within twelve (12) months of the Effective Date. Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval, provided that each such grant shall be subject to such approval. Without limitation of the foregoing, no Award may be exercised by a Participant, and no share certificates shall be issued by the Company, prior to the receipt of such approval. If the Plan is not approved by July 29, 2011, then the Plan and all Awards then outstanding shall automatically terminate and be of no force or effect.

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TECHNICAL COMMUNICATIONS CORPORATION
Proxy for Annual Meeting of Stockholders — February 7, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints CARL H. GUILD, JR., MICHAEL P. MALONE and DAVID A. WHITE, and each of them, proxies of the undersigned, with full powers of substitution to each, with all the powers the undersigned would possess if personally present, to vote all of the shares of common stock, $0.10 par value, of TECHNICAL COMMUNICATIONS CORPORATION the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time on February 7, 2011, and at any adjournments thereof. This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the proxies named herein on any other business which may properly come before said meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 4 and 5 and FOR 1 year for Proposal 3. Please vote, date and sign on the reverse side, and promptly return in the enclosed envelope.
(Continued and to be signed on the reverse side)
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14475     ■

ANNUAL MEETING OF STOCKHOLDERS OF
TECHNICAL COMMUNICATIONS CORPORATION
February 7, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report for the 2010 fiscal year are available at www.tccsecure.com/investors
Please complete, sign, date
and return your proxy card
in the envelope provided as
soon as possible.
â   Please detach along perforated line and mail in the envelope provided.   â

■	10030303030000000000 5	020711

PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	Elect one Class II Director to serve on the Board of Directors for a term of three years expiring at the 2014 Annual Meeting of Stockholders.			2.	Advisory vote on the compensation of the Company’s named executive officers.		☐	☐	☐
NOMINEE:
☐ ☐	FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE	Robert T. Lessard	Class II Director	3.	Advisory vote to determine the frequency of voting by stockholders on the compensation of the Company’s named executive officers.	1 year ☐	2 years ☐	3 years ☐	ABSTAIN ☐

							FOR	AGAINST	ABSTAIN
				4.	Approve the Technical Communications Corporation 2010 Equity Incentive Plan, as amended and restated.		☐	☐	☐

				5.	Ratify the appointment of McGladrey & Pullen LLP as registered independent public accounting firm of the Company for the fiscal year ending September 24, 2011.		FOR ☐	AGAINST ☐	ABSTAIN ☐

				6.	Consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented at the Meeting.

Only stockholders of record of the Company at the close of business on December 17, 2010 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Meeting.

Whether or not you expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear in this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.
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